================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ |   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           METRETEK TECHNOLOGIES, INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)       Title of each class of securities to which transaction applies:
               ______________
      2)       Aggregate number of securities to which transaction applies:
               ______________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ______________
      4)       Proposed maximum aggregate value of transaction:_________________
      5)       Total fee paid:__________________________________________________
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)       Amount Previously Paid: _________________________________________
      2)       Form, Schedule or Registration Statement No.:____________________
      3)       Filing Party:____________________________________________________
      4)       Date Filed:______________________________________________________

                           METRETEK TECHNOLOGIES, INC.
                                  1675 BROADWAY
                                   SUITE 2150
                             DENVER, COLORADO 80202
         ---------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY __, 2000
        ----------------------------------------------------------------

To the Stockholders of
Metretek Technologies, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Metretek Technologies, Inc. (the "Company") will be held at the ___________________________, ______________________, Denver, Colorado, on
______, February ___, 2000 at 9:00 a.m., local time, for the following purposes:

         1.   To approve and ratify:
              - the issuance and sale in a private placement of (i) up to 1,400,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), (ii) up to 7,000 shares of the Company's Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), and (iii) warrants ("Warrants") to purchase up to 700,000 shares of the Company's Common Stock;
              - the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock, in accordance with the terms of the Series B Preferred Stock; and
              - the issuance of shares of Common Stock upon exercise of the Warrants, in accordance with the terms of the Warrants.

         2. To approve an amendment to Article Fourth of the Company's Restated Certificate of Incorporation, as amended, to:
              - increase the authorized number of shares of the Company's Preferred Stock, par value $.01 per share, by 1,000,000 shares to an aggregate of 3,500,000 shares;
              -   eliminate the current authorization for Series A Preferred
                  Stock;
              - amend the terms of the Series B Preferred Stock to provide for additional Board representation of the holders of Series B Preferred Stock upon the occurrence of certain events of default; and
              -   eliminate references to prior reverse stock splits.

         3. To approve an amendment to the Company's 1998 Stock Incentive Plan to:
              - increase the number of shares of Common Stock authorized for issuance thereunder by 500,000 shares to an aggregate of 750,000 shares; and
              - increase the limit on the maximum number of shares with respect to which awards may be granted during any calendar year to any individual participant from 25,000 shares to 100,000 shares.

         4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record as of the close of business on December __, 1999 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

                                       By Order of the Board of Directors,



                                       Gary J. Zuiderveen
                                       Secretary
Denver, Colorado
December __, 1999

===============================================================================
                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING AND SO DESIRE, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
================================================================================

                           METRETEK TECHNOLOGIES, INC.
                                  1675 BROADWAY
                                   SUITE 2150
                             DENVER, COLORADO 80202

              -----------------------------------------------------

                                 PROXY STATEMENT
                                     FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY __, 2000
                  ---------------------------------------------

           INFORMATION CONCERNING PROXY SOLICITATION AND VOTING RIGHTS

PROXY SOLICITATION

         This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), and the holders of Series B Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), of Metretek Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders of the Company to be held at the _____________________, ________________, Denver, Colorado, on _______, February
__, 2000, at 9:00 a.m., local time, and at any adjournments or postponements thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

         This Proxy Statement, together with the Notice of Special Meeting of Stockholders and the accompanying proxy card, is being first mailed to stockholders on or about December ___, 1999.

         The solicitation of proxies will initially be made by mail and may thereafter be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by the directors, officers and regular employees of the Company for no additional or special compensation. In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries will be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Company has engaged Georgeson Shareholders Communications, Inc., a professional soliciting organization, to assist the Company in the solicitation of proxies for an estimated fee of $7,500, plus reimbursement for certain out-of-pocket expenses. The cost of the solicitation of proxies for use at the Special Meeting will be borne by the Company.


VOTING RIGHTS AND PROCEDURES

         Only stockholders of record as of the close of business on December ___, 1999 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, 3,784,045 shares of Common Stock and 1,450 shares of Series B Preferred Stock were issued and outstanding. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to be voted upon at the Special Meeting, except as provided herein. Holders of shares of Series B Preferred Stock are not entitled to vote at the Special Meeting, except as provided herein. The presence, in person or by proxy, at the Special Meeting of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum for the transaction of business at the Special Meeting.

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Special Meeting, exclusive of the shares issued to the DDJ Investors (as defined below) in the Private Placement (as defined below), is required to approve and ratify the following (the "Private Placement Proposal"):

              - the issuance and sale in a private placement of (i) up to 1,400,000 shares of the Company's Common Stock, (ii) up to 7,000 shares of the Company's Series B Preferred Stock, and
                  (iii) warrants ("Warrants") to purchase up to 700,000 shares of the Company's Common Stock;

              - the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock, in accordance with the terms of the Series B Preferred Stock; and

              - the issuance of shares of Common Stock upon exercise of the Warrants, in accordance with the terms of the Warrants.

         The affirmative vote of (i) the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Special Meeting and (ii) of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class, is required to approve an amendment (the "Preferred Stock Proposal") to Article Fourth of the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate"), to:

              - increase the authorized number of shares of the Company's Preferred Stock, par value $.01 per share, by 1,000,000 shares to an aggregate of 3,500,000 shares;

              -   eliminate the current authorization for Series A Preferred
                  Stock;

              - amend the terms of the Series B Preferred Stock to provide for additional Board representation of the holders of Series B Preferred Stock upon the occurrence of certain events of default; and

              -   eliminate references to prior reverse stock splits.

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Special Meeting is required to approve an amendment (the "Stock Plan Proposal") to the Company's 1998 Stock Incentive Plan (the "1998 Stock Plan") to:

              - increase the number of shares of Common Stock authorized for issuance thereunder by 500,000 shares to an aggregate of 750,000 shares; and

              - increase the limit on the maximum number of shares with respect to which awards may be granted during any calendar year to any individual participant from 25,000 shares to 100,000 shares.

         Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as present for purposes of determining the presence of a quorum for the transaction of business at the Special Meeting. Abstentions on a matter will be treated as present on such matter and, accordingly, will have the same effect as votes against the Private Placement Proposal, the Preferred Stock Proposal and the Stock Plan Proposal. Broker non-votes on a matter will not be treated as present on such matter and, accordingly, (i) will have no effect on the outcome of the Private Placement Proposal or the Stock Plan Proposal, and
(ii) will have the same effect as votes against the Preferred Stock Proposal.

         If a proxy card is properly signed and returned to the Company at or prior to the Special Meeting, unless subsequently properly revoked, the shares represented by that proxy card will be voted at the Special Meeting in accordance with the instructions specified thereon. If a proxy card is properly signed and returned to the Company at or prior to the Special Meeting without voting instructions, it will be voted "FOR" the Private Placement Proposal, "FOR" the Preferred Stock Proposal and "FOR" the Stock Plan Proposal. If any other matters are properly presented at the Special Meeting or any adjournments or postponements thereof, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

         Any stockholder may revoke a proxy at any time before it is exercised, either by delivering to the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute the revocation of a proxy.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT


         The following table presents information regarding the beneficial ownership of the Company's Common Stock as of December ___, 1999 (except as otherwise noted in the footnotes) by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock,
(ii) each director of the Company, (iii) each "Named Executive Officer" (as defined in "Execution Compensation" below), and (iv) all directors and executive officers of the Company, as a group:



                                                                             SHARES BENEFICIALLY OWNED (1)
                                                                            -------------------------------
NAME OF BENEFICIAL OWNER                                                    NUMBER     PERCENT OF CLASS (2)
------------------------                                                    ------     --------------------

American Meter Software Corporation (3).........................           730,216                17.9
     105 Erskine Lane
     Scott Depot, West Virginia  25560
Kenneth B. Funsten (4)..........................................           417,212                10.8
     121 Outrigger Mall
     Marina del Ray, California 90292
DDJ Capital Management, LLC (5).................................           290,000                 7.7
     141 Linden Street, Suite 4
     Wellesley, Massachusetts  02482
Famco Value Income Partners, L.P. (6)...........................           244,450                 6.4
     121 Outrigger Mall
     Marina del Ray, California  90292
W. Phillip Marcum (7)...........................................           240,603                 6.1
Albert F. Thomasson (8).........................................           136,336                 3.6
A. Bradley Gabbard (9)..........................................            71,603                 1.9
Robert Lloyd (10)...............................................            61,915                 1.6
Ronald W. McKee (11)............................................            42,358                 1.1
Anthony D. Pell (12)............................................            37,762                 1.0
Basil M. Briggs (13)............................................            23,633                 0.6
Harry I. Skilton (14)...........................................            16,290                 0.4
All directors and executive officers
     as a group (8 persons)(15).................................           630,500                15.2

--------------------------------------

(1) For purposes of this table, the Number and Percent of Class of Shares Beneficially Owned are determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and any shares subject to options, warrants or other rights to acquire shares held by that person that are currently exercisable or exercisable within 60 days of December ___, 1999. In addition, such shares are deemed to be outstanding in calculating the Percent of Class of such person, but are not deemed to be outstanding as to any other person. Unless otherwise indicated in the footnotes, each beneficial owner has sole voting and investment power (or shares such powers with his spouse) with respect to the shares shown as beneficially owned, subject to community property laws where applicable.

(2) The Percent of Class is based upon 3,784,045 shares of Common Stock outstanding as of December __, 1999.

(3) Information based upon Schedule 13D filed by American Meter Software Corporation (under its former name, Eagle Research Corporation) ("American Meter Software") with the Securities and Exchange Commission ("SEC") on April 2, 1998. American Meter Software is a wholly-owned subsidiary of American Meter Company ("American Meter"), and both corporations are ultimately controlled by Ruhrgas AG ("Ruhrgas"), a German corporation. Includes 180,766 shares that may be acquired by American Meter Software upon the conversion of a convertible, subordinated note, subject to certain conditions, and 109,890 shares that may be acquired by American Meter Software upon the exercise of currently exercisable warrants.

(4)      Information based upon Amendment No. 4 to Schedule 13D filed by Kenneth
         B. Funsten and by FamCo Value Income Partners, L.P. with the SEC on September 24 , 1999, and Form 4 filed by Mr. Funsten with the SEC on October 25, 1999. According to the information contained therein, includes (a) 23,825 shares that may be acquired upon the exercise of currently exercisable warrants owned by Mr. Funsten; (b) 186,400 shares, and 58,050 shares that may be acquired upon the exercise of currently exercisable warrants, owned by FamCo Value Income Partners, L.P. ("FamCo VIP"); and (c) 36,250 shares, and 9,062 shares that may be acquired upon the exercise of currently exercisable warrants, owned by FamCo Offshore, Ltd. ("Famco Offshore"). Funsten Asset Management Company and Mr. Funsten, who is the president and portfolio manager of Funsten Asset Management Company, are the general partners of FamCo VIP and FamCo Offshore. Mr. Funsten holds sole voting and investment power over the securities owned by Famco VIP and Famco Offshore. In this table, the shares beneficially owned by Mr. Funsten include the shares owned by FamCo VIP (see note (6) below). Does not include 4,100 shares owned by an employee of Funsten Asset Management Company which cannot be sold or further added to without permission by Mr. Funsten by virtue of restrictions that are placed on securities transactions by employees of Funsten Asset Management Company, because Mr. Funsten has no investment or voting authority over the shares of such employee and Mr. Funsten expressly disclaims beneficial ownership of such shares.

(5) Information based upon Schedule 13D filed by DDJ Capital Management, LLC with the SEC on December 20, 1999. DDJ Capital Management is the investment advisor to the DDJ Investors, which are funds and an institutional separate account that beneficially own 290,000 shares in the aggregate. Does not include 244,379 shares of Common Stock that may be acquired by the DDJ Investors upon the conversion of 1,450 shares of Series B Preferred Stock (based upon the Initial Conversion Rate (as defined below)) which become convertible into shares of Common Stock commencing June 9, 2000, or 145,000 shares of Common Stock that may be acquired by the DDJ Investors upon the exercise of Warrants that become exercisable on March 9, 2000.

(6) Information based upon Amendment No. 4 to Schedule 13D filed by Famco VIP with the SEC on September 24, 1999. According to the information contained therein, includes 58,050 shares that may be acquired by Famco VIP upon the exercise of currently exercisable warrants. Kenneth B. Funsten and Funsten Asset Management Company are the general partners of Famco VIP. In this table, the shares owned by Famco VIP are also included in the shares beneficially owned by Mr. Funsten (see note (4) above). Does not include 4,100 shares owned by an employee of Funsten Asset Management Company which cannot be sold or further added to without permission by Mr. Funsten by virtue of restrictions that are placed on securities transactions by employees of Funsten Asset Management Company, because Famco VIP has no investment or voting authority over the shares of such employee and Famco VIP expressly disclaims beneficial ownership of such shares.

(7) Includes 7,750 shares owned by Mr. Marcum's wife. Also includes 22,120 shares that may be acquired by Mr. Marcum or his wife upon the exercise of currently exercisable warrants. Also includes 120,000 shares that may be acquired by Mr. Marcum upon the exercise of currently exercisable stock options.

(8) Includes 2,338 shares held of record by Mr. Thomasson's wife and 32,858 shares held in family trusts. Also includes 23,165 shares that may be acquired by Mr. Thomasson upon the exercise of currently exercisable stock options and 33,199 shares that may be acquired by Mr. Thomasson or his wife or their family trusts upon the exercise of currently exercisable warrants.

(9) Includes 1,750 shares owned by Mr. Gabbard's minor children. Also includes 4,587 shares that may be acquired by Mr. Gabbard or his minor children upon the exercise of currently exercisable warrants. Also includes 48,667 shares that may be acquired by Mr. Gabbard upon the exercise of currently exercisable stock options.

(10) Includes 18,165 shares that may be acquired by Mr. Lloyd upon the exercise of currently exercisable stock options and 5,000 shares that may be acquired by Mr. Lloyd upon the exercise of currently exercisable warrants.

(11) Includes 29,167 shares that may be acquired by Mr. McKee upon the exercise of currently exercisable stock options and 2,638 shares that may be acquired by Mr. McKee upon the exercise of currently exercisable warrants.


(12) Includes 2,600 shares held by Mr. Pell's wife. Also includes 17,500 shares that may be acquired by Mr. Pell upon the exercise of currently exercisable stock options and 4,052 shares that may be acquired by Mr. Pell or his wife upon the exercise of currently exercisable warrants.

(13) Includes 8,820 shares owned by Mr. Briggs' wife. Also includes 14,714 shares that may be acquired by Mr. Briggs' wife upon the exercise of currently exercisable stock options and 93 shares that may be acquired by Mr. Briggs' wife upon the exercise of currently exercisable warrants.

(14) Includes 13,165 shares that may be acquired by Mr. Skilton upon the exercise of currently exercisable stock options and 625 shares that may be acquired by Mr. Skilton upon the exercise of currently exercisable warrants. Although Mr. Skilton is the President, Chief Executive Officer and a director of American Meter and the Vice President and a director of American Meter Software, no shares owned of record by American Meter Software have been attributed to Mr. Skilton's beneficial ownership.

(15)     See notes (7) through (14).

                                   PROPOSAL 1

           APPROVAL AND RATIFICATION OF THE PRIVATE PLACEMENT PROPOSAL

         The Company is seeking stockholder approval and ratification, for the purpose of certain rules of the Nasdaq Stock Market, Inc. ("Nasdaq") that are applicable in connection therewith, of the Company's issuance of the following securities:

              - the issuance and sale in a private placement of (i) up to 1,400,000 shares of the Company's Common Stock, (ii) up to 7,000 shares of the Company's Series B Preferred Stock, and
                  (iii) Warrants to purchase up to 700,000 shares of the Company's Common Stock;

              - the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock, in accordance with the terms of the Series B Preferred Stock; and

              - the issuance of shares of Common Stock upon exercise of the Warrants.

         The following summary of the provisions of the Securities Purchase Agreement, dated as of December 9, 1999, as amended (the "Securities Purchase Agreement"), by and among the Company and certain investors advised by DDJ Capital Management, LLC (the "DDJ Investors"), the Certificate of Designation relating to the Series B Preferred Stock (the "Certificate of Designation"), the Registration Rights Agreement, dated as of December 9, 1999 (the "Registration Rights Agreement"), by and among the Company and the DDJ Investors, and the Warrants is qualified in its entirety by reference to, and should be read in conjunction with, such documents, which are incorporated herein by reference. The terms of the Series B Preferred Stock, which are set forth in the Certificate of Designation for the Series B Preferred Stock, are included in the Proposed Amendment to Article Fourth of the Company's Restated Certificate, which is attached hereto as Appendix A (except that paragraphs 2(b) and 2(c) of Section A, discussed in "Terms of the Series B Preferred Stock - Special Class Voting Rights - Board Representation" below, are subject to stockholder approval of the Preferred Stock Proposal). The Securities Purchase Agreement, the Registration Rights Agreement and the form of the Warrants have been included as exhibits to the Company's Current Report on Form 8-K filed with the SEC on December ___, 1999. A copy of such documents can be obtained by contacting the Company at Metretek Technologies, Inc., 1675 Broadway, Suite 2150, Denver, Colorado 80202, telephone: (303) 592-5555, Attention: Corporate Secretary.

THE PRIVATE PLACEMENT

         GENERAL DESCRIPTION. On December 9, 1999, the Company entered into the Securities Purchase Agreement and related agreements with the DDJ Investors, pursuant to which the DDJ Investors agreed to purchase in a private placement, subject to certain conditions described below, 3,000 units ("Units"), at a price of $2,000 per Unit, for an aggregate purchase price of $6,000,000 in cash. Each Unit consists of 200 shares of Common Stock, one share of Series B Preferred Stock, and Warrants to purchase 100 shares of Common Stock. The Securities Purchase Agreement provides for the issuance of the Units to DDJ in two closings ("Closings"). On December 9, 1999, the Company issued and sold to the DDJ Investors 1,450 Units for an aggregate purchase price of $2,900,000 (the "First Closing"). At the "Second Closing", the Company will issue and sell to the DDJ Investors 1,550 additional Units for an aggregate purchase price of $3,100,000 in cash, subject to reduction as set forth below. The Second Closing will occur promptly after the date the stockholders approve this Private Placement Proposal, if certain other conditions described herein, are met.

         Among other things, the Second Closing is conditioned upon additional institutional investors or other "accredited investors" (as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act")) ("Additional Investors") purchasing no less than 3,000 additional Units and no more than 4,000 additional Units, at a price dependent upon market conditions. The DDJ Investors and the Additional Investors are collectively referred to in this Proxy Statement as the "Purchasers." The Additional Investors will enter into the Securities Purchase Agreement and the Registration Rights Agreement, will receive Warrants and will purchase Units at the Second Closing. If the economic terms of the sale of Units to the Additional Investors is more favorable than the economic terms of the sale of the Units to the DDJ Investors, such as a lower per Unit purchase price, then, DDJ Investors will be entitled to receive the same economic benefit with respect to all Units they purchased in the First Closing or in the Second Closing, whether through refund, redemption, exchange or otherwise, such as by a reduction in the purchase price of the Units to be purchased by the DDJ Investors in the Second Closing.

         The offer, sale and issuance of the Units to the DDJ Investors and to the Additional Investors is referred to in this

Proxy Statement as the "Private Placement". As discussed below, the primary purpose of the Private Placement is to raise capital to enable the Company to develop its Internet business, repay certain outstanding indebtedness, and otherwise fund general working capital requirements, as more fully described below. Consummation of the Second Closing is conditioned upon, among other things, the approval of this Private Placement Proposal by the stockholders of the Company.

         TRANSFER RESTRICTIONS. The issuance of the shares of Common Stock, the shares of Series B Preferred Stock and the Warrants in the Private Placement, including the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and upon exercise of the Warrants, has not been registered under the Securities Act or any state securities laws. Such securities may not be offered, sold or otherwise transferred by the holders thereof unless such offer, sale or transfer is registered under the Securities Act and applicable state securities laws, or made pursuant to valid exemption from such registration requirements. All securities issued in the Private Placement bear or will bear a legend to that that effect.

         REGISTRATION RIGHTS. Concurrently with and pursuant to the Securities Purchase Agreement, the Company entered into the Registration Rights Agreement with the DDJ Investors. The Additional Investors will also become parties to the Registration Rights Agreement. Pursuant to the terms of the Registration Rights Agreement, the Company is required to file, on or before February 7, 2000, a Form S-3 "shelf" registration statement (the "Shelf Registration Statement") with the SEC covering the resale of (i) the shares of Series B Preferred Stock issued in the Private Placement, and (ii) the shares of Common Stock issued in the Private Placement, including the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and upon exercise of the Warrants included in the Units (collectively, the "Registrable Securities"). If the Shelf Registration Statement (i) is not filed with the SEC on or prior to February 7, 2000, or has not become effective on or prior to May 9, 2000, or (ii) is filed and declared effective but its effectiveness is suspended for any reason (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) for a period of time (including any suspension period as discussed below) which shall exceed 30 days in the aggregate, then the Company will be required to pay liquidated damages to each holder of Registrable Securities. The amount of liquidated damages payable during any period in which a registration default shall have occurred and be continuing is that amount which is equal to $1.00 per 1,000 shares of Registrable Securities per week and shall increase by an amount equal to $0.10 per 1,000 shares of Registrable Securities at the end of each subsequent two week period up to a maximum of $3.20. In addition, pursuant to the Registration Rights Agreement, the holders of Registrable Securities have certain "piggyback" registration rights in connection with registration statements filed by the Company, on its own behalf or on behalf of any of its stockholders, with respect to the Registrable Securities. The Company will pay all expenses, other than underwriting and brokerage discounts and commissions and other selling expenses, of all such registrations.

         BOARD REPRESENTATION. Pursuant to the terms of the Securities Purchase Agreement and the Series B Preferred Stock, the holders of a majority of the outstanding shares of Series B Preferred Stock, voting together as a separate class, are entitled to elect one member of the Company's Board of Directors, so long as an aggregate of at least 2,000 shares of Series B Preferred Stock remain outstanding. In addition, the proposed amendment to the terms of the Series B Preferred Stock, as set forth in the Preferred Stock Proposal, provides that, in the event the Company fails to redeem the Series B Preferred Stock in accordance with its terms, the holders of the Series B Preferred Stock will have the right to elect a majority of the Company's Board of Directors until such time as all shares of Series B Preferred Stock have been redeemed by the Company.

         CONDITIONS TO SECOND CLOSING. The Second Closing of the sale of Units in the Private Placement is subject to certain conditions. The conditions to the obligation of the DDJ Investors to purchase Units at the Second Closing include the following:

                  - the Company shall have sold no less than 3,000 Units and no more than 4,000 Units to the Additional Investors;

                  - market conditions, at the time of the Second Closing, shall not be such that, in the reasonable judgment of the Purchasers in the Second Closing, the purchase and sale of the Units at the Second Closing on the terms set forth in the Securities Purchase Agreement do not reflect appropriate market terms;

                  - the representations and warranties of the Company contained in the Securities Purchase Agreement shall continue to be true and correct at the time of the Second Closing;

                  - the Company shall have complied with all agreements and covenants contained in the Securities Purchase Agreement required to be performed by it prior to or at the Second Closing; and

                  - the Company shall have obtained all requisite consents and approvals.

         The conditions to the obligation of the Company to issue and sell Units at the Second Closing include the following:

                  - the stockholders of the Company shall have duly adopted this Private Placement Proposal in accordance with Nasdaq requirements; and

                  - the Company shall have received a fairness opinion from Hanifen Imhoff, Inc. ("Hanifen"), which states that the Private Placement is fair, from a financial point of view, to the Company.

         INDEMNIFICATION. The Company has agreed to indemnify and hold harmless each Purchaser and its respective affiliates, and their employees, officers, partners, members, directors and agents from and against any and all losses, claims, damages, liabilities, costs and expenses in connection with or arising out of any breach by the Company of any of its representations, warranties or covenants in the Securities Purchase Agreement or in the related agreements or any third party proceeding in connection therewith.

         EXPENSES. The Company has agreed to pay all reasonable, documented, out-of-pocket fees and expenses actually incurred by the Purchasers in connection with the Private Placement.

         MANAGEMENT RIGHTS. By separate agreement, the Company has granted to the DDJ Investors the right to receive information and to submit proposals to and consult with management regarding the Company's operations and financial condition.

TERMS OF THE SERIES B PREFERRED STOCK

         The holders of the Series B Preferred Stock are entitled to significant rights, preferences and privileges as a result of their investment in the Company. These rights, preferences and privileges are summarized below. The terms of the Series B Preferred Stock, which are set forth in the Certificate of Designation establishing the terms of the Series B Preferred Stock, which was filed with the Secretary of State of the State of Delaware on December 9, 1999, are included in the Proposed Amendment to Article Fourth of the Restated Certificate, which is attached to this Proxy Statement as Appendix A. The following summary of certain key terms of the Series B Preferred Stock is not complete and is qualified in its entirety by, and should be read in conjunction with, Appendix A.

         AMOUNT. The Company has authorized a total of 1,000,000 shares of Series B Preferred Stock, of which up to 7,000 shares will be issued in the Private Placement.

         DIVIDENDS. The holders of shares of Series B Preferred Stock are entitled, in preference to the holders of any other class of capital stock of the Company, to receive cumulative cash dividends on a quarterly basis, at the rate per annum of 8%, when, as and if declared by the Company. The dividends on the Series B Preferred Stock are cumulative and so long as at least 1,000 shares of Series B Preferred Stock are outstanding and such dividends have not been paid in full, no dividends shall be paid or declared on, and the Company cannot purchase, redeem or acquire, any shares of Common Stock or any other class of capital stock of the Company ranking junior to or on parity with the Series B Preferred Stock. In addition, in the event that the Company declares or pays any cash or Common Stock dividends on the Common Stock, the Company must also declare and pay to the holders of the Series B Preferred Stock, the same dividends or distributions based upon the number of shares of Common Stock into which the shares of Series B Preferred Stock are then convertible.

         LIQUIDATION PREFERENCE. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of Series B Preferred Stock will be entitled to receive, out of the assets of the Company available for distribution to stockholders, before any payment or distribution will be paid on any Common Stock or any other class of stock ranking on liquidation junior to the Series B Preferred Stock, an amount in cash equal to $1,000 per share of Series B Preferred Stock held by such holder, plus accrued but unpaid dividends, if any (the "Liquidation Preference"). In the event the assets of the Company available for distribution to the holders of Series B Preferred Stock are insufficient to permit payment in full of the Liquidation Preference, then all such assets will be distributed ratably among the holders of the Preferred Stock. If the holders of Series B Preferred Stock would have received more than the Liquidation Preference if they had converted their Series B Preferred Stock into Common Stock immediately prior to the liquidation event, then they shall receive such greater amount.

         REDEMPTION. On December 9, 2004, the Company is required to redeem all outstanding shares of Series B Preferred Stock at the amount of the Liquidation Preference.

         In addition, the holders of Series B Preferred Stock may, by majority vote, elect either to participate in, or to have their shares of Series B Preferred Stock redeemed upon the occurrence of, any of the following events:

         -        certain mergers or consolidations of the Company;

         - the sale or transfer of all or substantially all of the properties and assets of the Company;

         - any purchase by any person or group of capital stock of the Company causing such person or group to own a majority of the voting power of the Company; or

         - the redemption or repurchase of a majority of the voting power of the capital stock of the Company.

         The Company has agreed to provide an adequate remedy to the DDJ Investors in the event it fails to redeem all of the Series B Preferred Stock pursuant to the terms thereof. The amendment to the terms of the Series B Preferred Stock relating to Board representation of the holders of Series B Preferred Stock, as described below under "Special Class Voting Rights -- Board Representation" and as described in the Preferred Stock Proposal, will be the remedy, if the Preferred Stock Proposal is adopted by the stockholders at the Special Meeting. If the Preferred Stock Proposal is not adopted, then the DDJ Investors will not be obligated to purchase Units at the Second Closing and will be entitled to contractual remedies, including, without limitation, the payment of interest at an increasing rate on the liquidation amount of the Series B Preferred Stock that the Company fails to redeem.

         Furthermore, in the event that, at any time commencing after December 9, 2000, the market price of the Common Stock equals or exceeds 200% of the Conversion Price (as defined below) then in effect for 20 out of a period of 30 consecutive trading days, then the Company shall have the right to redeem the Series B Preferred Stock at a purchase price per share equal to the Liquidation Preference.

         CONVERSION RIGHTS. Commencing June 9, 2000, each share of Series B Preferred Stock will be convertible, at the option of the holder thereof, into the number of shares of Common Stock equal to the Liquidation Preference divided by the "Conversion Price" per share then in effect. The initial "Conversion Price" is $5.9334 (the "Initial Conversion Price"), which equals approximately 168 shares of Common Stock per share of Series B Preferred Stock, based upon a Liquidation Preference of $1,000 per share of Series B Preferred Stock. On December 9, 2000, the Conversion Price will be reset to the lower of (i) the Initial Conversion Price, (ii) the Conversion Price then in effect, if it has been adjusted pursuant to the anti-dilution provisions of the Series B Preferred Stock as discussed below, or (iii) 110% of the sum of (a) the average closing bid price of the Common Stock for the 30 trading days immediately preceding such date, plus (b) the fair market value of any securities, cash or assets (other than dividends paid exclusively in cash or Common Stock) distributed to the holders of Series B Preferred Stock, but the Conversion Price will not, in any event, be reduced by more than 50% of the Conversion Price then in effect. Therefore, if the Series B Preferred Stock is not converted into Common Stock prior to December 9, 2000, the Series B Preferred Stock may become convertible into Common Stock at a rate which is below the prevailing market price of the Common Stock on such date. If the Conversion Price is so adjusted, then the holders of Series B Preferred Stock will not, for a period of 90 days after the adjustment, sell, pledge or transfer any capital stock of the Company, or, for a period of 30 days after the adjustment, purchase (although they can convert their Series B Preferred Stock or exercise their Warrants) any shares of Common Stock to cover any "short" position.

         The Conversion Price, and the number of shares of Common Stock of the Company (or the number and kind of other securities or rights) into which each share of Series B Preferred Stock is convertible, are also subject to adjustment pursuant to the anti-dilution provisions of the Series B Preferred Stock as set forth in the Certificate of Designation. These anti-dilution provisions include the following:

              - If the number of shares of Common Stock outstanding is increased by a stock dividend or other distribution payable in shares of Common Stock, or by a subdivision or split-up of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price will be proportionally decreased so that the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be increased in proportion to the increase of outstanding shares of Common Stock.

              - If the number of shares of Common Stock outstanding is decreased by a combination or reverse split of the outstanding shares of Common Stock, then the Conversion Price will be proportionately increased so that the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

              - If the Company issues any Common Stock at a price, or any options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock (other than certain shares and options to officers, director or employees under the Company's employee plans, certain shares issuable upon the exercise of outstanding warrants or other rights, or securities issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants) at a purchase price, conversion price or exercise price (as applicable) per share less than the greater of the market price of the Common Stock or the Conversion Price in effect immediately prior to such issuance, then the Conversion Price will be reduced pursuant to a "weighted price anti-dilution" formula, thereby entitling the holders of the Series B Preferred Stock to receive additional shares of Common Stock upon conversion.

              - If the Company distributes to all holders of shares of Common Stock evidences of its indebtedness, shares of any class or series of capital stock, other securities, cash or assets (excluding cash dividends or distributions of shares of its Common Stock), then, if they so elect by majority vote, the holders of outstanding shares of Series B Preferred Stock shall be entitled to, either (i) receive such distribution upon conversion, be entitled to covert each share of Series B Preferred Stock into the consideration or if the holder has converted its holdings of Series B Preferred Stock into Common Stock as of the payment date, or (ii) have the Conversion Price of the Series B Preferred Stock proportionately reduced.

         GENERAL VOTING RIGHTS. The holders of the Series B Preferred Stock are not entitled to vote on matters presented to the holders of Common Stock generally, except as expressly provided by law or in the Certificate of Designation.

         SPECIAL CLASS VOTING RIGHTS - BOARD REPRESENTATION. The holders of the Series B Preferred Stock, voting together as a separate class, have the right to elect one member of the Company's Board of Directors, so long as at least 2,000 shares of Series B Preferred Stock remain outstanding. All other directors will be elected by the holders of Common Stock and of any other class of capital stock of the Company that has the right to vote in the election of directors.

         The Company is recommending that its stockholders approve an amendment to the terms of the Series B Preferred Stock providing that, in the event the Company fails for any reason to redeem the Series B Preferred Stock in full in accordance with its terms, then the size of the Board of Directors will be increased to allow the holders of the Series B Preferred Stock to elect a sufficient number of additional directors to constitute a majority of the Board of Directors, to serve until the Company pays in full the redemption price for the shares of Series B Preferred Stock to be redeemed. Thereafter, the size of the Board of Directors will be reduced to its size in effect prior to the redemption default. The Company is including such provision in the Preferred Stock Proposal, which provision is set forth in paragraphs 2(b) and 2(c) of Section A included in the Proposed Amendment to Article Fourth of the Restated Certificate, which is attached to this Proxy Statement as Appendix A.

         SPECIAL CLASS VOTING RIGHTS -- RIGHT TO VETO CERTAIN TRANSACTIONS. So long as at least 1,000 shares of Series B Preferred Stock remain outstanding, the Company may not, without the consent of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding, voting as a single class, take any of the following actions:

              - enter into any merger, consolidation, recapitalization, reorganizational or like transaction involving the Company or any of its subsidiaries;

              -   liquidate or dissolve the Company;

              - sell or transfer all or substantially all of the assets or properties of the Company;

              - dispose of assets in one or more transactions for consideration in excess of $1,000,000 without approval of the Board of Directors of the Company; or

              - incur indebtedness for money borrowed, except for borrowings under the Company's primary credit agreement of up to $3,000,000.

         In addition, so long as any shares of Series B Preferred Stock remain outstanding, the Company may not, without the consent of the holders of at least a majority of the shares then outstanding, voting as a single class, take any of the following actions:

              - issue any equity security, or securities exchangeable or convertible into equity securities or measured by the Company's earnings or profit, other than Series C Preferred Stock or securities of the Company, or its Internet subsidiaries, that rank junior to the Series B Preferred Stock as to liquidation, dividend and redemption rights;

              - redeem, repurchase or otherwise acquire for value any equity security of the Company (other than the Series B Preferred Stock in accordance with its terms); or

              - amend the Certificate of Incorporation, By-Laws or other charter documents of the Company or any of its subsidiaries.

WARRANTS

         Each Warrant included in the Units being sold in the Private Placement entitles the holder thereof to purchase one share of Common Stock at the then current "Exercise Price". The Warrants are initially exercisable at an exercise price equal to $6.7425 (the "Initial Exercise Price"). The Initial Exercise Price will be reset on December 9, 2000 to the lower of (i) the Initial Exercise Price, (ii) the Exercise Price then in effect, if it has been adjusted pursuant to the anti-dilution provisions of the Warrants, or (iii) 125% of the average closing bid price of the Common Stock for the 30 trading days immediately preceding such date. The Exercise Price is subject to further adjustment pursuant to certain anti-dilution provisions, which are substantially the same as the anti-dilution provisions of the Series B Preferred Stock described in "Terms of the Series B Preferred Stock - Conversion Rights" above. The Warrants are immediately detachable from the Units, can be exercised at any time commencing March 9, 2000, and expire December 9, 2004. In lieu of paying the Exercise Price in cash, holders of Warrants may exercise such Warrants by delivering to the Company shares of Common Stock of the Company with a fair market value equal to the Exercise Price. Alternatively, holders of Warrants may make a "cashless" exercise of the Warrants and recover, upon exercise and without making any payments (of cash, Common Stock or any other asset), a "net" number of shares of Common Stock determined by a formula based on the amount the trading price of the Common Stock exceeds the Exercise Price then in effect.

PRIVATE PLACEMENT AGENT

         The Company has engaged First Albany Corporation to serve as its exclusive placement agent in connection with the Private Placement. The Company will pay to First Albany Corporation a fee equal to two percent (2%) of the gross proceeds received by the Company in the Private Placement, plus customary fees and expenses.

USE OF PROCEEDS

         The gross proceeds from the Private Placement, if 6,000 Units (the minimum required for the Second Closing) are sold at a purchase price of $2,000 per Unit and if the other conditions to the Second Closing are met, will be $12,000,000. Because the actual amount of gross proceeds will depend upon (i) the consummation of the Second Closing, (ii) the number of Units (between 3,000 and 4,000 Units) sold to the Additional Investors, and (iii) the price of the Units sold to the Additional Investors (which will depend on market conditions and, if less than $2,000 per Unit, will also reduce the Company's proceeds from the First Closing), the Company cannot provide any assurance of the actual amount of gross proceeds from the Private Placement.

         The gross proceeds of $2,900,000 from the First Closing will be used primarily to finance, in part, the development of the Company's Internet business. Any additional proceeds received by the Company in the Second

Closing will be used by the Company for development of its Internet business, repayment of certain indebtedness, payment of its expenses associated with the Private Placement, and for general corporate and working capital purposes.

REASONS FOR THE PRIVATE PLACEMENT

         The Company is selling the Units in the Private Placement primarily to raise funds it needs to satisfy short-term capital requirements to finance the development of its Internet business. The Company expects that the initial development of its eBusiness, which will allow the Company to define and develop its eBusiness market, products and services and to launch a fully functional website to conduct its eBusiness, will cost approximately $5,000,000, consisting of consulting fees and technology costs.

         The Company will also use a portion of the proceeds of the Private Placement to fund certain long term capital requirements. These long-term capital requirements include the potential repayment of a convertible promissory note issued to American Meter Company in connection with the acquisition of a business acquired from American Meter (an expected $600,000 principal balance due May 2002), and the repayment of outstanding indebtedness (approximately $2,100,000 as of November 30, 1999) under its credit facility with its principal lender which expires May 2001. In addition, the Company will utilize the proceeds of the Private Placement to finance its working capital needs and the expansion of its business operations, including potentially providing the funds to finance an acquisition opportunity, if one were to arise. The Company has no present agreement or arrangement for any such acquisition opportunities.

         The Company has recently focused a major part of its business strategy upon the development of an Internet-based business, also referred to as an eBusiness. The Company is currently developing and operating its eBusiness through two wholly-owned subsidiaries, Metretek Internet Services, Inc. ("Metretek Internet") and TotalPlan, Inc. ("TotalPlan"). In furtherance of this business strategy, the Company has entered into a strategic relationship with Scient Corporation, a leading eBusiness consultant and advisor, to assist the Company in designing, developing and creating its eBusiness. The goal of the eBusiness is to enable the Company to take its measurement information products, services and data management technologies to a broader market of end users of natural gas and electricity by creating a comprehensive market place on the Internet for energy consumers and suppliers to take advantage of deregulated energy markets. The Company's initial focus, which is the principal reason for the Private Placement, is to develop and launch an Internet-based transactional website.

         The Company estimates that this initial development phase of its eBusiness will require estimated expenditures of approximately $5,000,000, consisting of consulting fees and expenses payable to Scient and costs of acquiring the requisite technology, including hardware and software, as well as research and development costs. The Company expects that after this initial development stage is completed and its website is launched, the further development and growth of its eBusiness, including staffing, organizational and start-up expenses, marketing costs and additional capital expenditures, will require significant additional funds. In order to so develop and expand its eBusiness, the Company will need to raise the significant additional funds beyond the proceeds of the Private Placement, from the proceeds of public or private equity financing, debt financing or from other sources. Any such capital raising will be subject to the consent of the Company's lender on its credit facility, if its credit facility is then in effect. In addition, any such capital raising will be subject to any required consents from the holders of Series B Preferred Stock, as described above. There can be no assurance that such additional funds will be available to the Company in the future or that, if available, such funds can be obtained on terms favorable to the Company, and on terms acceptable to the Company's lender, if its consent is required, and on terms acceptable to the holders of the Series B Preferred Stock, if their consent is required. The inability of the Company to raise sufficient additional funds, beyond the proceeds of the Private Placement, to meet the capital requirements of its eBusiness could have a material adverse effect on its business, financial condition and results of operations.

         Also in furtherance of its eBusiness strategy, the Company has entered into a Consulting and Joint Venture Agreement with Mercator Energy Incorporated ("Mercator"). Mercator is a Denver-based natural gas services and brokerage company that acts as broker-agent for both producers and users. Pursuant to the Mercator Consulting Agreement, Mercator is providing consulting services to TotalPlan, allowing the Company to obtain, utilize and incorporate into its eBusiness Mercator's expertise in the area of energy procurement, which is a key element in the Company's eBusiness strategy. The term of the Mercator Consulting Agreement ends March 2000, but is renewable by mutual consent for six additional months. In consideration for entering into the Mercator Consulting Agreement, Mercator receives consulting fees of $7,500 per month and received an option to purchase up to 25% of the capital stock of TotalPlan for a purchase price equal to 25% of TotalPlan's cumulative net loss (adjusted by adding back depreciation and amortization, and exclusive of expenditures on the Scient project). Mercator's stock option is exercisable only during the term of the Mercator Consulting Agreement.

REASON FOR STOCKHOLDER APPROVAL

         The Common Stock is listed on the Nasdaq National Market. Nasdaq Rule 4460(i)(1)(J) ("Nasdaq 20% Rule") requires stockholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction (other than a public offering) involving the sale or issuance by the Company of Common Stock, or securities convertible into or exercisable for Common Stock, equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before such issuance at less than the greater of the book or market value of the Common Stock. Additionally, Nasdaq Rule 4460(i)(1)(B) (the "Nasdaq Control Rule") requires stockholder approval of the issuance of securities by the Company that would result in a change of control of the Company. There is no concrete test to determine the amount of securities that the Company may issue to a person without triggering the Nasdaq Control Rule. Depending on the facts and circumstances, the issuance by the Company of a small amount of securities may result in a change in control of the Company where an investor already owns a sizable portion of the Company's outstanding securities. The Company is seeking stockholder approval and ratification of the issuance of the Units in the Private Placement, consisting of the issuance of shares of Common Stock, shares of Series B Preferred Stock and Warrants, and of the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and upon exercise of the Warrants, in order to ensure compliance with the Nasdaq 20% Rule and the Nasdaq Control Rule (collectively, the "Nasdaq Rules"). Stockholder approval of the Private Placement is not otherwise required as a matter of Delaware law or other applicable laws or rules or by the Company's Restated Certificate or By-Laws.

         As a result of the issuance of the Common Stock included in the Units issued to the DDJ Investors in the First Closing, the DDJ Investors, in the aggregate, own 290,000 shares of Common Stock, and have the right to acquire an additional 389,379 shares of Common Stock upon the conversion of the Preferred Stock (based upon the Initial Conversion Price) and upon the exercise of the Warrants. The terms of the Securities Purchase Agreement prohibit the Company from issuing to the DDJ Investors (including the 290,000 shares of Common Stock issued at the First Closing plus all other shares of Common Stock issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants issued at the First Closing, 696,809) or more shares of Common Stock, which constitutes 20% of the number of shares of Common Stock outstanding on the date preceding the First Closing, without stockholder approval of this Private Placement Proposal. In addition, the Second Closing is conditioned, among other things, upon stockholder approval of this Private Placement Proposal. If stockholder approval is obtained, the Company will be able to issue and sell up to an additional 5,550 Units, including 1,110,000 shares of Common Stock included in such Units, and will be permitted to issue all shares of Common Stock issuable upon conversion of the Series B Preferred Stock and upon exercise of the Warrants included in the Units.

         The book value of the Common Stock was $4.66 per share on September 30, 1999. The market value of the Common Stock on the date of the First Closing was $5.56, based upon the last sale price of the Common Stock as reported on the Nasdaq National Market on such date. Although the shares of Series B Preferred Stock have an Initial Conversion Price of $5.9334 per share, and the Warrants have an Initial Exercise Price of $6.7425 per share, each of which is in excess of the book value and the market value of the Common Stock on the date of the First Closing, such prices are subject to downward adjustment for two reasons:
(i) the reset provision in the Conversion Price of the Series B Preferred Stock (up to a maximum reduction of 50% of the Conversion Price then in effect), and in the Exercise Price of the Warrants (without limitation on reduction) based upon the market price of the Common Stock for the 30 trading days preceding the first anniversary of the First Closing, and (ii) certain "price weighted" anti-dilution provisions of the Series B Preferred Stock and the Warrants, which may reduce the Conversion Price of the Series B Preferred Stock and the Exercise Price of the Warrants, based on a formula, if the Company issues additional shares of Common Stock (or issues securities convertible into or exercisable for shares of Common Stock at a conversion or exercise price) below the greater of the Conversion Price of the Series B Preferred Stock and the Exercise Price of the Warrants or the market price of the Common Stock.

         If stockholder approval of this Private Placement is not obtained, then the shares of Common Stock, shares of Series B Preferred Stock and Warrants which were issued to the DDJ Investors in the First Closing will remain outstanding, but the Second Closing will not occur and the Company will not be able to sell any additional Units in the Private Placement, and the Company will not be permitted to issue more than 406,809 shares of Common Stock upon the conversion of the Series B Preferred Stock or the exercise of the Warrants, collectively, issued at the First Closing to the DDJ Investors, irrespective of the Conversion Price or Exercise Price, respectively, from time to time in effect. In addition, if the Conversion Price of the Series B Preferred Stock is materially reduced due either to the reset provisions or the anti-dilution provisions, then the Company will not be able to issue all the shares of Common Stock issuable upon such conversion or exercise without violating the Nasdaq Rules, and the Company could be subject to delisting from Nasdaq if such excess shares of Common Stock are issued by the Company. In the Securities Purchase Agreement, the Company has agreed to repurchase any Series B Preferred Stock or Warrants at a price based upon the liquidation value of the Series B Preferred stock and the market value of the underlying Common Stock to the extent the conversion or exercise thereof would violate the Nasdaq Rules.

OPINION OF FINANCIAL ADVISOR

         On December ___, 1999, Hanifen, Imhoff Inc. delivered its written opinion, dated December ___, 1999, to the Board of Directors to the effect that, as of such date, based upon and subject to the assumptions made, matters considered and limits on review set forth in Hanifen's opinion, the consideration to be received by the Company from the investment contemplated by the Securities Purchase Agreement, dated as of December 9, 1999, is fair to the Company from a financial point of view.

         THE FULL TEXT OF THE OPINION OF HANIFEN, DATED DECEMBER ___, 1999, IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT AND SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN. STOCKHOLDERS ARE URGED TO READ THE OPINION OF HANIFEN IN ITS ENTIRETY. Hanifen's opinion is directed only to the fairness, from a financial point of view, of the consideration to be received by the Company from the investment contemplated by the Securities Purchase Agreement, pursuant to which, among other things, the DDJ Investors and the Additional Investors will purchase, in a First and Second Closing, for cash, a minimum of 6,000 Units and a maximum of 7,000 Units, each Unit consisting of 200 shares of Common Stock, one share of Series B Preferred Stock, liquidation value $1,000 per share, and Warrants to purchase 100 shares of Common Stock, at a purchase price of $2,000 per Unit (the "Securities Issuance"). The price of the Units to be sold at the Second Closing of the Securities Issuance is subject to market conditions, and any investment at a price other than $2,000 per Unit is subject to separate analysis, judgement and opinion by Hanifen as to the fairness, from a financial point of view, to the Company of the consideration to be received by the Company. Except as set forth below and in the full text of Hanifen's opinion, no limitations were imposed by the Board of Directors upon Hanifen with respect to the investigations made or procedures followed by it in rendering its opinion. In rendering its opinion, Hanifen did not opine as to any other transactions or contractual arrangements to be entered into or payments to be made by or to the Company or any other person concurrently with the Securities Issuance. In addition, Hanifen was not requested to opine as to, and its opinion did not address, the underlying business decision of the Board of Directors to proceed with or to effect the Securities Issuance.

         THE SUMMARY OF THE OPINION OF HANIFEN SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION SET FORTH AS APPENDIX B TO THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE. HANIFEN'S OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF THE COMPANY AS TO HOW SUCH STOCKHOLDER SHOULD VOTE ON THE PROPOSALS AT THE SPECIAL MEETING.

         In arriving at its opinion, Hanifen, among other things:

  - reviewed the Securities Purchase Agreement, the Certificate of Designation relating to the Series B Preferred Stock, the Registration Rights Agreement and the form of the Warrant;

  - reviewed the Company's Annual Reports to Stockholders for the fiscal years ended December 31, 1996 through 1998, its Annual Reports on Form 10-KSB for the fiscal years ended December 31, 1996 through 1998, and its Quarterly Reports on Form 10-QSB for the periods ended March 31, June 30, and September 30, 1999;

  - reviewed certain operating and financial information, including budgets and current estimates for Fiscal 1999 through 2004 provided to Hanifen by the Company's senior management, relating to the Company's businesses and prospects;

  - met with or had telephone conversations with certain members of the Company's senior management to discuss the Company's businesses and operations, historical financial performance, estimated financial performance for Fiscal 1999 through 2004, current financial condition and liquidity, expected capital requirements and future prospects;

  - reviewed the historical prices, trading activity and valuation parameters of the shares of Common Stock;

  - reviewed publicly available financial data, stock market performance data and valuation parameters of certain companies which Hanifen deemed reasonably comparable to the Company;

  - reviewed the terms of selected precedent merger and acquisition transactions, to the extent publicly available, involving companies which Hanifen deemed reasonably comparable to the Company;

  - reviewed the terms of selected precedent investment transactions, to the extent publicly available, which Hanifen deemed generally comparable to the Securities Issuance;

  - reviewed a draft of this Proxy Statement in substantially the form in which it is being distributed to stockholders; and

  - conducted such other studies, analyses, inquiries and investigations as Hanifen deemed appropriate.

         In connection with the foregoing, Hanifen relied upon and assumed the accuracy and completeness of the financial and other information provided to it by the Company and representations of the Company's senior management related thereto. With respect to the Company's budgets and current estimates for Fiscal 1999 through 2004 referred to in the previous paragraph, Hanifen assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of the Company as to the expected performance of the Company for Fiscal 1999 through 2004. Hanifen did not assume any responsibility for the information or current estimates provided to it and relied upon the assurances of the senior management of the Company that it was unaware of any facts that would make the information provided to Hanifen incomplete or misleading. In arriving at its opinion, Hanifen did not perform or obtain any independent appraisal of the assets of the Company. Hanifen's opinion was necessarily based on economic, market and other conditions, and the information made available to it, as of the date thereof.

         In rendering its opinion, Hanifen considered, among other things:

  - the reaction of the stock market to the announcement of the relationships among the Company, Scient and Mercator (the "eBusiness Announcements") which had been publicly disclosed on September 13, 1999;

  - the Company's recent financial performance, current financial condition and (based on recent trends as well as the discussions with senior management described above) future prospects;

  - the fact that no other potential investors had made a formal investment proposal to the Company since the eBusiness Announcements;

  - the Company's prospects for raising debt or equity in the public and private capital markets;

  -      the various terms and conditions of the Securities Issuance; and

  - the fact that the Second Closing of the Securities Issuance is subject to market conditions, and any investment at a price other than $2,000 per Unit is subject to separate analysis and judgement as to fairness, from a financial point of view, to the Company by Hanifen.

         The following is a summary of the principal financial and valuation analyses performed by Hanifen to arrive at its opinion. Based on these financial and valuation analyses and the other factors discussed herein, Hanifen determined that, as of the date of its opinion, the consideration to be received by the Company pursuant to the Securities Issuance is fair, from a financial point of view, to the Company.

         FINANCIAL AND OPERATING PERFORMANCE OF THE COMPANY. As part of its overall analysis, Hanifen examined the historical financial and operating performance of the Company for its last three full fiscal years and for the twelve-month period ended September 30, 1999 ("LTM"), and the estimated financial and operating performance of the Company for Fiscal 1999 through 2004, furnished by senior management and described above. This analysis considered the Company's reported revenues, gross profit, earnings before interest and income taxes ("EBIT"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and net income.

         Hanifen noted that on an LTM basis, EBIT and net income were both negative and EBITDA was significantly below historical and projected levels. Hanifen also noted that because of the operating results for the Company on an LTM basis, it was not meaningful to conduct any valuation analysis based on (i) total enterprise value to EBIT, (ii) total enterprise value to EBITDA and (iii) price/earnings multiples.

         STOCK MARKET TRADING ACTIVITY. As part of its review and analysis, Hanifen examined the historical trading performance of the Common Stock in light of the recent financial and operating trends of the Company. In particular, Hanifen reviewed the closing prices of the Common Stock surrounding the date of the eBusiness Announcements. From July 26, 1999 through September 3, 1999, the closing bid price of the Common Stock ranged from $2.63 to $3.81, with an average closing price of $3.21 (the "Unaffected Market Price"). Hanifen noted that the price of the Common Stock had risen significantly during the week leading up to the eBusiness Announcements, closing at $7.00 on September 14, 1999, the day after the eBusiness Announcements, and at $5.25 on December 10, 1999 (the "Affected Market Price"). Based on a review of selected publicly traded companies, precedent merger and acquisition transactions and discounted cash flow analysis, Hanifen estimated the price at which the Common Stock might trade (i) in light of the financial and operating performance of the Company and
(ii) absent the prospect of any extraordinary events such as the eBusiness Announcements or extraordinary transaction such as the Securities Issuance (the "Hypothetical Intrinsic Value"); as described more fully herein, Hanifen estimated the Hypothetical Intrinsic Value utilizing, for Hanifen's analytical purposes, $3.00 to $3.50 per Common Share.

         DISCOUNTED CASH FLOW ANALYSIS. A discounted cash flow analysis provides insight into the intrinsic value of a business based on the projected earnings and capital requirements and the net present value of the subsequent cash flows anticipated to be generated by the assets of the business. Hanifen performed a discounted cash flow analysis for Fiscal 1999 through 2004 for the Company to estimate the present value of the stand-alone, unlevered free cash flows of the Company, not including the eBusiness opportunity, based upon the financial projections presented to Hanifen by the Company's senior management. For purposes of this analysis, unlevered free cash flows were defined as after-tax operating earnings, plus depreciation and amortization, less projected capital expenditures and investment in working capital. To derive a terminal value, Hanifen applied a range of EBITDA multiples of 5.0x to 7.0x, representing the mid-range of LTM EBITDA multiples for the Comparable Companies (as described below), to the projected EBITDA of the Company in Fiscal 2004. The unlevered free cash flows and terminal values were then discounted to the present using a range of discount rates of 14.0% to 18.0%, representing an estimated range of the weighted average cost of capital of the Company. From the derived present value of the unlevered free cash flows, Hanifen then subtracted the value of the Company's net debt (defined as estimated total debt less cash at September 30, 1999) and added the present value of the Company's net operating loss tax carryforward to obtain the implied equity value. Hanifen estimated the Hypothetical Intrinsic Value utilizing the values derived from the discounted cash flow analysis, which resulted in an implied equity value range of approximately $2.30 to $3.30 per share.

         Inherent in any discounted cash flow valuation is the use of a number of assumptions and judgments, including the accuracy of projections, and the subjective determination of an appropriate terminal value and discount rate to apply to the projected cash flows of the entity under examination. Variations in any of these assumptions or judgments could significantly alter the results of a discounted cash flow analysis.

         ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES. Hanifen compared certain operating and financial information of the Company to certain publicly available operating, financial, trading and valuation information of seven publicly traded companies which, in Hanifen's judgment, were reasonably comparable to the Company. These companies included Badger Meter, Inc.; CellNet Data Systems, Inc.; Engineering Measurements, Inc.; Intelligent Controls, Inc.; Itron, Inc.; Mesa Laboratories, Inc.; and ONIX Systems, Inc. (collectively, the "Comparable Companies"). Hanifen's analysis of the Comparable Companies included reviewing their enterprise values as a multiple of revenues, EBITDA and EBIT and their stock prices as a multiple of earnings per share; in addition, Hanifen analyzed various financial and operating performance measures of the Comparable Companies including revenue growth, EBITDA growth, EBITDA margins, EBIT growth, EBIT margins, net income margins, earning per share growth and total debt as a percentage of total capitalization. In reviewing the valuation parameters of the Company, Hanifen noted that the Company could only be analyzed based on a multiple of revenues as a result of its recent financial performance. Hanifen's analysis of the Comparable Companies indicated that the range of enterprise value to revenues multiples was 0.6x to 2.6x with an arithmetic mean (excluding the high and low values) of 1.1x. Hanifen estimated the Hypothetical Intrinsic Value of the Company's Common Stock based on a range of enterprise value to revenue multiples of 1.0x to 1.2x. Hanifen noted that enterprise value to revenue multiple valuations are generally not regarded as a highly reliable method of valuation.

         ANALYSIS OF SELECTED PRECEDENT MERGER AND ACQUISITION TRANSACTIONS. Hanifen reviewed and analyzed the publicly available financial terms of 15 selected recent merger and acquisition transactions involving companies which, in Hanifen's judgment, were reasonably comparable to the Company for purposes of this analysis. The 15 transactions were:

  -      the acquisition of Aseco Corporation by Micro Component Technology,
         Inc.;

  -      the acquisition of CR Technology, Inc. by Photon Dynamics, Inc.;

  -      the acquisition of DSP Technology, Inc. by MTS Systems Corporation;

  - the acquisition of Haskel International, Inc. by Tinicum Capital Partners, L.P.;

  -      the acquisition of Aydin Corporation by L-3 Communications Corporation;

  -      the acquisition of Liberty Technologies, Inc. by Crane Co.;

  -      the acquisition of Kavouras, Inc. by Data Transmission Network
         Corporation;

  -      the acquisition of Unit Instruments, Inc. by United States Filter
         Corporation;

  - the acquisition of Data Measurement Corporation by Thermo Electron Corporation.;

  -      the acquisition of Granville-Phillips Company by Helix Technology
         Corporation;

  -      the acquisition of mPm SpA by Woodhead Industries, Inc.;

  -      the acquisition of Industrial Data Systems by Roper Industries, Inc.;

  -      the acquisition of Tinsley Laboratories, Inc. by Silicon Valley Group,
         Inc.;

  - the acquisition of Tower Electronics, Inc. by Advanced Energy Industries, Inc.; and

  - the acquisition of Teletrac, Inc. by Axsys Technologies, Inc. (collectively, the "Precedent M&A Transactions").

         Hanifen reviewed the prices paid in the Precedent M&A Transactions and analyzed various operating and financial information and imputed valuation multiples and ratios. Hanifen noted that none of the Precedent M&A Transactions were identical to the Securities Issuance and that, accordingly, any analysis of the Precedent M&A Transactions necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the value of the Company versus the acquisition values of the companies to which the Company was being compared. In addition, Hanifen noted that the Precedent M&A Transactions could generally be analyzed based on various valuation parameters such as enterprise value as a multiple of revenues, EBIT and EBITDA whereas the Company could only be analyzed based on a multiple of revenues as a result of its recent financial performance. Hanifen's analysis of the Precedent M&A Transactions indicated that the range of enterprise value to revenue multiples was 0.7x to 2.3x with an arithmetic mean (excluding the high and low values) of 1.1x. Hanifen estimated the Hypothetical Intrinsic Value of the Company's Common Stock based on a range of enterprise value to revenue multiples of 1.0x to 1.2x. Hanifen noted that enterprise value to revenue multiple valuations are generally not regarded as a highly reliable method of valuation.

         PRECEDENT INVESTMENT TRANSACTIONS. Hanifen summarized and analyzed ten transactions in which private equity investors had purchased minority equity stakes directly from publicly traded corporations. These transactions were:

  - the investment by SOFTBANK Venture Capital, Pequot Capital Management, Inc. and Van Wagoner Capital Management, Inc. in MessageMedia, Inc.;

  - the investment by Van Wagoner Capital Management, Inc. and Nevis Capital Management, Inc. in OnHealth Network Company, Inc.;

  -      the investment by Tail Wind Fund, Ltd. in FaxSav, Inc.;

  - the investment by Dawson-Samberg Capital Management and Sierra Ventures in Vertel Corporation;

  -      the investment by CMG Information Services, Inc. in Open Market, Inc.;

  -      the investment in Interactive Objects, Inc.;

  -      the investment in Navidec, Inc.

  -      the investment in e-Net, Inc.;

  - the investment by Rho Management Partners and Hudson Trust in Diacrin, Inc.; and

  - the investment by Orbimed Advisors LLC, among others, in Aquila Biopharmaceuticals, Inc. (collectively, the "Precedent Investment Transactions").

         Hanifen noted that none of the Precedent Investment Transactions were identical to the Securities Issuance and that, accordingly, any analysis of the Precedent Investment Transactions necessarily involved complex considerations and judgments concerning differences in transaction structures, financial and operating characteristics of the issuing corporation and other factors that would necessarily affect the terms of the Securities Issuance versus the terms of the Precedent Investment Transactions. Notwithstanding the numerous and significant differences between the Securities Issuance and the Precedent Investment Transactions, this analysis provided a useful benchmark as to certain aspects of such investment transactions.

         THE SERIES B PREFERRED STOCK. As part of its overall analysis, Hanifen evaluated the terms of the Series B Preferred Stock, including the $1,000 liquidation preference, the 8% annual dividend and the implied conversion premiums associated with the Company's Common Stock price based on the Hypothetical Intrinsic Value, the Unaffected Market Price and the Affected Market Price. In its review of the Series B Preferred Stock's annual dividend yield, Hanifen considered the financial condition of the Company and Hanifen's historical experience involving private equity investments and trading levels of public and private high-yield securities. In its review of the Series B Preferred Stock's implied conversion premiums, Hanifen noted that, based upon the (i) $5.93 conversion price and (ii) the Affected Market Price of the Common Stock of $5.25 per share on December 10, 1999, the resulting 13.0% implied conversion premium appeared consistent with Hanifen's knowledge of market rates. In addition, based on a range of market prices of the Common Stock, Hanifen noted that the following range of implied conversion premiums of the Series B Preferred Stock would result: (i) at a Hypothetical Intrinsic Value of $3.25 per share, the implied conversion premium would be 82.5%; and (ii) at the Unaffected Market Price of $3.21 per share, the implied conversion premium would be 84.7%.

         THE WARRANTS. Hanifen also analyzed the terms of the Warrants as part of its overall analysis. In its valuation of the Warrants, Hanifen undertook various considerations, including use of Black-Scholes modeling, to develop a valuation range for the Common Stock Purchase Warrants utilizing the strike price of $6.74 in relation to the Hypothetical Intrinsic Value, the Unaffected Market Price and the Affected Market Price. At an assumed volatility level of 50% and based on each of the underlying Common Stock prices outlined above, Hanifen developed a valuation range for the Warrants of approximately $1.00 to $2.50 per warrant.

         VALUATION OF THE UNITS. Hanifen estimated the value of the Units to be issued pursuant to the Securities Issuance based on three alternative scenarios assuming underlying per share prices for the Common Stock of $3.25, $3.21 and $5.25 (the Hypothetical Intrinsic Value, the Unaffected Market Price and the Affected Market Price, respectively). At an assumed underlying price for the Common Stock of $3.25, Hanifen determined that the value of the units was approximately $1,750 per Unit. At an assumed underlying price for the Common Stock of $3.21, Hanifen determined that the value of the units was approximately $1,750 per Unit. At an assumed underlying price for the Common Stock of $5.25, Hanifen determined that the value of the units was approximately $2,300 per Unit.

         Based on the foregoing analyses and factors Hanifen arrived at its opinion. However, the summary set forth above does not purport to be a complete description of the analysis performed and factors considered by Hanifen in arriving at its opinion, although it does reflect all material factors considered and analyses performed by Hanifen. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analysis as a whole, could create an incomplete view of the processes underlying Hanifen's opinion. In arriving at its opinion, Hanifen considered the results of all such reviews, calculations and analyses. The analyses were prepared solely for purposes of providing its opinion as to the fairness of the consideration to be received by the Company pursuant to the Securities Issuance, from a financial point of view, to the Company and do not purport to be appraisals or necessarily reflect the prices at which securities might actually be sold to other parties. Analyses based upon future prospects are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. As described above, Hanifen's opinion and presentation to the Board of Directors was one of many factors taken into consideration by the Board of Directors in making its determination to approve the Securities Issuance and recommend the Proposals to the stockholders of the Company.

         The Company retained Hanifen in connection with the Securities Issuance based upon Hanifen's qualifications, expertise and reputation, including the fact that Hanifen, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of its business, Hanifen may actively trade securities of the Company for its own account and for the accounts of its customers and, accordingly, may, at any time, hold a long or short position in such securities.

         Pursuant to the terms of an engagement letter, dated November 16, 1999, the Company has agreed to pay Hanifen a total fee of $150,000, of which $25,000 was paid upon execution of the engagement letter, an additional $50,000 became payable upon distribution of this Proxy Statement with the Hanifen opinion included, and $75,000 will become payable at the Second Closing. In addition, the Company has agreed to indemnify Hanifen against certain liabilities, including liabilities under federal securities laws, in connection with such engagement.

DILUTIVE IMPACT OF THE PRIVATE PLACEMENT ON OUR EXISTING STOCKHOLDERS

         The holders of the Series B Preferred Stock will have certain rights which are senior to those of the holders of the Common Stock. Consummation of the Private Placement will also result in a significant increase in the number of shares of Common Stock outstanding, which will be increased even further if the Series B Preferred Stock is converted into shares of Common Stock and the Warrants are exercised for Common Stock. As of December __, 1999, 3,784,045 shares of Common Stock were outstanding, including 290,000 shares of Common Stock issued to the DDJ Investors in the First Closing. Upon completion of the Private Placement, (i) if 6,000 Units are sold, 4,984,045 shares of Common Stock would be outstanding, and an additional 1,611,224 shares of Common Stock would be issuable upon conversion of the Series B Preferred Stock (based upon the Initial Conversion Price) and upon exercise of the Warrants, collectively; and
(ii) if 7,000 Units are sold, 5,184,045 shares of Common Stock would be outstanding, and an additional 1,879,762 shares of Common Stock would be issuable upon conversion of the Series B Preferred Stock (based upon the Initial Conversion Price) and upon exercise of the Warrants, collectively. A decrease in the trading price of the Common Stock in the 30 trading day period preceding December 9, 2000, or certain events triggering the anti-dilution provisions of the Series B Preferred Stock and the Warrants reducing the Conversion Price and Exercise Price thereof, respectively, will cause an increase in the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock and a decrease in the Conversion Price of the Series B Preferred Stock and in the Exercise Price of the Warrants.

         All shares of Common Stock, whether issued as part of the Units or issuable upon conversion of the Series B Preferred Stock or exercise of the Warrants, will, commencing on or before May 7, 2000, be covered by an effective registration statement under the Securities Act. Consequently, such shares will be freely transferable without restriction under the Securities Act (but may be subject to short-swing profits and other restrictions under the Exchange Act). Such free transferability could materially and adversely affect the market price of the Common Stock.

         Stockholders should consider the following factors in determining whether to vote for the Private Placement Proposal:

               -  The issuance of the Common Stock, the Series B Preferred
                  Stock and the Warrants, the ability of the holders of Series B Preferred Stock to convert their shares into Common Stock and of the holders of the Warrants to purchase Common Stock, and the Conversion Price and Exercise Price reset provisions of the Series B Preferred Stock and the Warrants, respectively, may impact the trading patterns and adversely affect the market price of the Common Stock.

               - The holders of Series B Preferred Stock will have a prior claim against the Company's assets senior to the holders of Common Stock in the event of the Company's liquidation or bankruptcy.

               - The holders of Series B Preferred Stock will be entitled to receive certain preferred dividends (8% annually) out of funds legally available therefor. The payment of these preferred dividends will take priority over the payment of dividends, if any, on the Company's Common Stock, which may also limit the amount of working capital which would otherwise be available.

               - Current stockholders are subject to the risk of substantial dilution to their interests which may result from the issuance of additional shares of Common Stock, whether as a part of the Units or upon conversion of the Series B Preferred Stock or exercise of the Warrants. As a result of the additional issuance of Common Stock, the current stockholders will own a smaller percentage of the outstanding Common Stock of the Company.

               - The holders of the Series B Preferred Stock will be entitled to elect one director, voting as a separate class. The holders of Series B Preferred Stock and will also have other substantial rights and preferences described in this Proxy Statement, including the right to veto certain corporate transactions, even those that are authorized by the Board of Directors or approved by the holders of Common Stock. See "Terms of the Preferred Stock
                      - Class Voting Rights: Right to Veto Certain
                      Transactions". These rights may give the holders of the Series B Preferred Stock the ability to influence the Company's management and may prevent transactions that holders of Common Stock deem beneficial.

LISTING AND REGISTRATION OF SECURITIES BEING ISSUED

         Neither the Series B Preferred Stock nor the Warrants issued in the Private Placement will be listed on the Nasdaq Stock Market, any national securities exchange or any other stock market, stock exchange or stock trading system. The Company has agreed to apply for the listing on the Nasdaq National Market of the shares of Common Stock issued as part of the Units, as well as the shares of Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants.

         The issuance of the Units in the First Closing has not been, and the issuance of Units in the Second Closing will not be, registered under the Securities Act or any state securities laws. However, the Common Stock and the Series B Preferred Stock issued as part of the Units, and the Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants, will be registered for public resale by the holders thereof pursuant to a Form S-3 "shelf" registration statement filed by the Company with the SEC in accordance with the registration rights of the Purchasers. See "Registration Rights Agreement" above.

BOARD APPROVAL

         On December 2, 1999, the Board of Directors of the Company unanimously authorized and approved the Private Placement, including the Securities Purchase Agreement and related agreements, and the other matters set forth in this Private Placement Proposal, concluding that they are in the best interests of the Company and its stockholders. The Board of Directors specifically conditioned its approval of the Second Closing upon receipt of the Fairness Opinion. At such time, the Board of Directors also called the Special Meeting and recommended that stockholders vote for the approval of this Proposal.

         The Board of Directors has determined that the Private Placement is the most expedient method by which the Company can raise capital for these purposes, as compared to other sources of debt and equity financing. The Private Placement provides the Company with the opportunity to secure additional financing without the delay and expense of the registration process required in a public offering. After extensive negotiations, the Company concluded it was necessary to offer investors the protection of the rights, preferences and privileges of the Series B Preferred Stock and the Warrants in order to secure their commitments. The Board of Directors' decision to approve the Private Placement was based upon weighing the benefits of the Private Placement against the risk that alternative financing and strategic alternatives may not be available. Before authorizing to the Private Placement, the Company pursued other alternatives which, in the judgment of the Board of Directors, were not as attractive or even likely to be consummated within an acceptable time frame.

         The Board of Directors of the Company believes that the consummation of the Private Placement is in the best interests of the Company and its stockholders. In reaching its conclusions and recommendations with respect to the Private Placement, the Board of Directors considered a number of factors, including the factors set forth below:

               - The expectation that the proceeds to be received in the Private Placement could finance the development the Company's Internet business, which the Company considers to be in the best interests of the Company and its stockholders.

               - The Board of Director's view that the Company's short-term working capital needs require significant infusion of cash and the Private Placement represents the most efficient and expeditious means of satisfying such needs, given the limited capital-raising alternatives currently available to the Company.

               - The presentation and opinion of Hanifen, an investment banking firm retained by the Board of Directors to act as its financial advisor in connection with the Private Placement as to the fairness, from a financial point of view, of the consideration to be received by the Company in the Private Placement.

               - If the consideration in the Second Closing changes due to market conditions, the Second Closing will be subject to a separate opinion of Hanifen as to the fairness, from a financial point of view, of such different consideration to be received in the Second Closing.

               - The business experience, resources and contacts of the Company and its officers and directors.

               - The Second Closing of the Private Placement and the sale of Units to Additional Investors requires the approval of the stockholders of the Company.

POTENTIAL ANTI-TAKEOVER EFFECTS OF THE SERIES B PREFERRED STOCK

         The Private Placement could have certain effects which could adversely affect the ability of a potential acquirer to purchase the Common Stock of the Company at a premium, even if it is in the best interests of the Company's stockholders so to do. First, the holders of the Series B Preferred Stock have the power, voting separately as a class, to veto certain transactions and corporate action. Second, the rights and privileges associated with the Series B Preferred Stock may discourage other potential acquirers from seeking to acquire the Company, even if such acquisition would be beneficial to the stockholders of the Company.

AMENDMENT TO STOCKHOLDER RIGHTS AGREEMENT

         The Board of Directors also approved an amendment to the Company's Rights Agreement at the same time that it approved the Private Placement. The amendment to the Rights Agreement prevents the Private Placement, including the Purchasers' acquisition of the Common Stock, Series B Preferred Stock and the Warrants included in the Units, and Purchasers' acquisition of Common Stock upon conversion of the Series B Preferred Stock or upon exercise of the Warrants, from triggering the protections contained in the Rights Agreement.

EFFECT OF THE FAILURE TO APPROVAL THIS PROPOSAL

         Failure to obtain stockholder approval of this Private Placement Proposal (i) will limit the number of shares of Common Stock that the Company can issue upon the exercise of the Series B Preferred Stock and upon conversion of the Warrants issued in the First Closing to the DDJ Investors due to the Nasdaq Rules, and may obligate the Company to repurchase certain shares of Series B Preferred Stock and Warrants to comply with the Nasdaq Rules, (ii) will prevent the Company from issuing any additional Units in the Second Closing, either to the DDJ Investors or to any Additional Investors, and thus will prevent the Company from raising any additional capital, and (ii) will limit the Company's ability to finance its continuing operations and the development of its Internet business.

VOTE REQUIRED

         The approval and ratification of the Private Placement Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Special Meeting, excluding the shares of Common Stock acquired by the DDJ Investors in the First Closing.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE PRIVATE PLACEMENT PROPOSAL. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREIN.

                                   PROPOSAL 2

                APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE
                           RELATING TO PREFERRED STOCK


         The Company's Restated Certificate, as currently in effect, provides that the Company is authorized to issue two classes of stock, consisting of 25,000,000 shares of Common Stock, par value $.01 per share, and 2,500,000 shares of Preferred Stock, par value $.01 per share. On December 2, 1999, the Board of Directors of the Company unanimously adopted an amendment (the "Proposed Certificate Amendment") to Article Fourth of the Restated Certificate, subject to stockholder approval, to:

           - increase the authorized number of shares of Preferred Stock to 3,500,000 shares,

           - eliminate the current authorization for Series A Preferred Stock,

           - amend the terms of the Series B Preferred Stock to provide for additional Board representation of the holders of Series B Preferred Stock upon the occurrence of certain events of default; and

           - eliminate references to prior reverse stock splits.

         The Proposed Certificate Amendment does not change the authorized number of shares of the Company's Common Stock. The Board of Directors unanimously recommends that the stockholders of the Company approve the Proposed Certificate Amendment. The text of the Proposed Certificate Amendment is attached to this Proxy Statement as Exhibit A and incorporated herein by this reference.

THE COMPANY'S CURRENT PREFERRED STOCK

         As of December __, 1999, the Company's 2,500,000 authorized shares of Preferred Stock was divided into the following three series: 1,000,000 shares of Series A Preferred Stock, none of which were issued and outstanding; 1,000,000 shares of newly created Series B Preferred Stock, of which 1,450 shares were issued and outstanding; and 500,000 shares of the Company's Series C Preferred Stock, none of which were issued and outstanding. All previously issued and outstanding shares of Series A Preferred Stock, the terms of which were fixed in connection with a previous transaction and would be unlikely to facilitate any future transactions, have been converted into Common Stock pursuant to their terms. The Series B Preferred Stock is being issued in connection with the Private Placement, as described above. The Series C Preferred Stock is reserved for issuance in connection with the Company's stockholder rights plan in accordance with the Company's Rights Agreement, dated as of December 2, 1991, as amended, which provides for the distribution of a right to purchase one-hundredth of a share of Series C Preferred Stock at an exercise price of $100.00 to the holder of each share of Common Stock. No shares of Preferred Stock are currently available for issuance by the Board of Directors in any other series or containing any other terms.

THE PROPOSED CERTIFICATE AMENDMENT

         Under the Proposed Certificate Amendment, the Company's Preferred Stock would consist of 3,500,000 shares, of which 1,000,000 shares would continue to be designated as Series B Preferred Stock, without change to its existing terms and rights, 500,000 shares would continue to be designated as Series C Preferred Stock, without change to its existing terms and rights, and the remaining 2,000,000 shares would be undesignated Preferred Stock. The Proposed Certificate Amendment, by eliminating the currently authorized 1,000,000 shares of Series A Preferred Stock and by increasing the authorized number of shares of Preferred Stock by 1,000,000 shares, would give the Board of Directors of the Company the authority to issue up to 2,000,000 shares of Preferred Stock in one or more series containing such designations, powers, preferences, rights, restrictions, qualifications and other terms and conditions, as the Board of Directors may from time to time determine. In addition, the Board of Directors could issue any such series of Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by (i) applicable law, (ii) Nasdaq or other applicable stock exchange requirements, or (iii) the terms of any series of outstanding shares of Preferred Stock. Each series of Preferred Stock could, as determined by the Board of Directors at the time of issuance, rank, with respect to dividends and liquidation rights, be senior to the Common Stock, and could contain rights to veto transactions approved by the holders of Common Stock. However, so long as any shares of Series B Preferred Stock remain outstanding the Company cannot issue any shares of a series of Preferred Stock that ranks senior to or on parity with the Series B Preferred Stock as to dividends or liquidation without approval of the holders of a majority of the then outstanding, shares of Series B Preferred Stock.

         The Company is recommending that its stockholders approve an amendment to the terms of the Series B Preferred Stock providing that, in the event the Company fails for any reason to redeem in full the Series B Preferred Stock in accordance with its terms, then the size of the Board of Directors will be increased sufficiently to allow the holders of the Series B Preferred Stock to elect additional directors, constituting a majority of the Board of Directors, to serve until the Company pays in full the redemption price for the shares of Series B Preferred Stock to be redeemed. Thereafter, the size of the Board of Directors will be decreased to its size in effect prior to the redemption default. The Company is including this provision, which is set forth in paragraphs 2(b) and 2(c) of Section A included in the Proposed Amendment to Article Fourth of the Restated Certificate attached to this Proxy Statement as Appendix A, in the Preferred Stock Proposal. If this Preferred Stock Proposal is not adopted, then the DDJ Investors will not be obligated to purchase Units at the Second Closing and will be entitled to contractual remedies, including the payment of interest at an increasing rate on the liquidation amount of Series B Preferred Stock that the Company fails to redeem.

         The Proposed Certificate Amendment would also eliminate references to two prior reverse splits of the Company's Common Stock. In 1991, prior to and in order to facilitate the Company's initial public offering, and in 1998, in order to maintain its Nasdaq National Market listing, the Company, with stockholder approval, effected reverse splits of its Common Stock. These reverse splits were effected by amendments to Article Fourth of the Restated Certificate. For the sake of simplification, the Proposed Certificate Amendment would consolidate Article Fourth, as amended, by eliminating all language referring to past reverse splits. The elimination of this language would not have any effect on these prior reverse splits.

REASONS FOR THE PROPOSED CERTIFICATE AMENDMENT

         The principal purpose of the Proposed Certificate Amendment is to provide the Company with shares of Preferred Stock to be available for issuance in future transactions in the event the Board of Directors determines any such issuance is necessary or advisable for any proper corporate purpose. Such purposes may include, without limitation, issuances in public or private sales for cash as a means of raising additional capital for use in the Company's business and operations, issuances as all or part of the consideration to be paid by the Company in order to acquire other entities, businesses, assets or technology, or issuances in connection with the establishment of a strategic relationship with a strategic partner. The Board of Directors anticipates authorizing the issuance of additional shares of Preferred Stock from time to time upon terms the Board of Directors deems to be in the best interests of the Company and its stockholders. Other than in connection with the Private Placement and the stockholders rights plan, the Board of Directors has no present agreement or arrangement to issue any shares of Preferred Stock.

POTENTIAL EFFECT OF PROPOSED CERTIFICATE AMENDMENT ON HOLDERS OF COMMON STOCK

         The holders of Common Stock do not have any preemptive or similar rights to purchase any shares of Preferred Stock. Although the increase in the authorized number of shares of Preferred Stock will not, in and of itself, have any immediate effect on the rights of the holders of shares of Common Stock, the issuance of shares in one or more series of Preferred Stock could, depending on the nature of the rights and preferences granted to a newly issued series of Preferred Stock, affect the holders of shares of Common Stock in a number of respects, including the following:

- By diluting the voting power of the holders of Common Stock, to the extent that a new series of Preferred Stock has voting rights;

- By reducing the amount otherwise available for payment of dividends on Common Stock, to the extent dividends are payable on shares of a new series of Preferred Stock;

- By restricting the payment of dividends on Common Stock, to the extent of any dividend restrictions set forth in the terms of a new series of Preferred Stock;

- By diluting the market price of the Common Stock, to the extent that a new series of Preferred Stock provides for the conversion of such Preferred Stock into Common Stock at prices that could be (either initially or subject to anti-dilution or other adjustment provisions) below the fair market value of the Common Stock;

- By reducing the amount otherwise available for payment upon liquidation of the Company to holders of Common Stock, to the extent of any liquidation preference on a new series of Preferred Stock; and

- By diluting the earnings per share and book value per share of outstanding shares of Common Stock and Preferred Stock.

         In addition, although the Proposed Certificate Amendment is not motivated by takeover concerns and is not considered or intended by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Preferred Stock could enable the Board of Directors to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of the Company by a merger, tender offer, proxy contest or other means. For example, the Board of Directors could issue shares of Preferred Stock defensively into friendly hands or upon friendly terms in response to a takeover attempt. Such issuances could deter the types of transactions which may be proposed or could discourage or limit the participation of Common Stock in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the stockholders, and could enhance the ability of officers and directors to retain their positions. The Company has previously adopted certain other measures that may have the effect of discouraging or delaying unsolicited takeover attempts and making removal of incumbent management more difficult, including the Company's Rights Agreement, a classified Board of Directors, an advance notice By-Law and certain severance arrangements in executive employment agreements. However, the Board of Directors is not aware of any present attempt to take over control of the Company, and the Board of Directors has no present intention to use the Preferred Stock in order to impede a takeover attempt, other than the Series C Preferred Stock.

         In addition, if the Company fails, for any reason, to redeem to redeem in full the outstanding shares of Series B Preferred Stock when it is so required, then the holders of the Series B Preferred Stock will have the right to elect a majority of the Board of Directors, and thus will be in control of the Board of Directors, until such time as the Company makes payment in full of the redemption price. Accordingly, for such period of time as the required redemption price on the Series B Preferred Stock is not paid in full, the directors of the Company elected by the holders of Common Stock would not be in control of the Board of Directors.

         In any event, so long as any shares of Series B Preferred Stock remain outstanding, the Company cannot issue any shares of Preferred Stock of any series which has rights, privileges or preferences senior to or on parity with those of the Series B Preferred Stock, without the consent of the holders of a majority of the then outstanding shares of Series B Preferred Stock.

IMPLEMENTING PROPOSED CERTIFICATE AMENDMENT

         If approved by the stockholders at the Special Meeting, the Proposed Certificate Amendment will become effective upon the filing of a Certificate of Amendment to the Restated Certificate with the Secretary of State of the State of Delaware. Although the Board of Directors intends to file a Certificate of Amendment as soon as practicable following the date of the Special Meeting, if, in the judgment of the Board of Directors, any circumstances exist which would make consummation of the Proposed Amendment inadvisable, then, in accordance with Delaware law and notwithstanding approval of the Proposed Amendment by the stockholders, the Board of Directors may abandon the Proposed Amendment, either before or after approval and authorization thereof by the stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

NO APPRAISAL RIGHTS

         Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Proposed Certificate Amendment.

VOTE REQUIRED

         The approval of the Proposed Certificate Amendment to Article Fourth of the Restated Certificate requires the affirmative vote of the holders of (i) a majority of the shares of Common Stock outstanding and entitled to vote at the Special Meeting, and (ii) a majority of the shares of Series B Preferred Stock outstanding and entitled to vote at the Special Meeting, voting separately as a class.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO ARTICLE FOURTH OF THE COMPANY'S RESTATED CERTIFICATE RELATING TO PREFERRED STOCK. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

                                   PROPOSAL 3

             APPROVAL OF AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN

         The Company's 1998 Stock Incentive Plan (the "1998 Stock Plan") was adopted by the Board of Directors of the Company in March 1998 and approved by the stockholders of the Company in June 1998. The 1998 Stock Plan replaced the Company's 1991 Stock Option Plan and Directors' Stock Option Plan. The 1998 Stock Plan authorizes the Board of Directors to grant non-qualified stock options ("NQSOs"), incentive stock options ("ISO"s), stock appreciation rights ("SAR"s), restricted stock, performance awards, and other stock-based awards to officers, directors, employees, consultants and advisors of the Company and its subsidiaries. The purpose of the 1998 Stock Plan is to promote the success of the Company by enabling it to attract, retain, reward, and motivate officers, directors, employees, advisors and consultants of the Company and its subsidiaries by providing them with an equity interest in the Company in order to align their interest with those of the Company's stockholders and to provide such persons with incentives to pursue the long-term growth, profitability, and financial success of the Company and its subsidiaries and increase stockholder value. The 1998 Stock Plan is a critical part of the Company's overall compensation program.

         A total of 250,000 shares of Common Stock are presently reserved for issuance under the 1998 Stock Plan, of which as of December ___, 1999, only 45,090 shares were available for issuance in future awards. On December 2, 1999, the Board of Directors unanimously approved an amendment to the 1998 Stock Plan, subject to stockholder approval, to (i) increase the number of shares reserved for issuance thereunder by 500,000 shares to a total of 750,000 shares, and (ii) increase the limit on the number of shares of Common Stock with respect to which awards may be granted during any calendar year to any individual participant from 25,000 shares to 100,000 shares.

         At the Special Meeting, the stockholders are being requested to approve the proposed amendment to the 1998 Stock Plan, to increase the shares reserved for issuance thereunder and to increase the limit on awards that may be granted to an individual participant in one calendar year. The purpose of the proposed amendment is to ensure that a sufficient number shares of the Company's Common Stock are available under the plan for awards to attract, retain, reward and motivate officers, directors, employees, advisors and consultants as set forth above, and to ensure that the Company can issue the proper award to individual participants.

         As of December ___, 1999, an aggregate of 193,959 shares were subject to outstanding awards under the 1998 Stock Plan to 39 employees and directors. To date, all awards under the 1998 Stock Plan have been stock options. In addition, as of December __, 1999, an aggregate of 269,867 shares were subject to outstanding options granted under the Company's 1991 Stock Option Plan and 92,500 shares were subject to outstanding options granted under the Company's Directors' Stock Option Plan. On December ___, 1999, the last reported sales price of the Common Stock as reported on the Nasdaq National Market was $____ per share.

SUMMARY OF THE 1998 STOCK PLAN

         The major provisions of the 1998 Stock Plan are summarized below. The following summary does not purport to be complete and is qualified in its entirety by reference to the 1998 Stock Plan. A copy of the 1998 Stock Plan will be furnished upon oral or written request of stockholders of the Company directed to the Corporate Secretary, Metretek Technologies, Inc., 1675 Broadway, Suite 2150, Denver, Colorado 80202, telephone: (303) 592-5555.

         GENERAL. The 1998 Stock Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock, performance awards and other stock-based awards to officers, directors, employees, consultants and advisors of the Company and its subsidiaries. A maximum of 250,000 shares of Common Stock are currently issuable under the 1998 Stock Plan, which would be increased by the proposed amendment to 750,000 shares. The 1998 Stock Plan limits the number of shares of Common Stock with respect to which awards may be granted during any calendar year to any individual participant to 25,000 shares of Common Stock, which would be increased by the proposed amendment to 100,000 shares. The shares of Common Stock issuable under the 1998 Stock Plan may be authorized or unissued shares or treasury shares, including shares repurchased by the Company for purposes of the 1998 Stock Plan. If any shares subject to any award are forfeited or payment is made in the form of cash, cash equivalents or property other than shares, or an award otherwise terminates without payment being made to the participant in the form of shares, the shares subject to such awards will again be available under the 1998 Stock Plan.

         ADMINISTRATION. The 1998 Stock Plan is administered by the Board of Directors of the Company. The Board of Directors has the right to delegate the administration of the 1998 Stock Plan to a committee comprised of two or more directors who are not officers or employees of the Company or any its subsidiaries, and who meet certain other requirements under applicable federal securities law and federal tax law provisions. The members of the Board of Directors, or of any committee appointed by the Board of Directors, are eligible for awards under the 1998 Stock Plan. The Board of Directors is authorized to designate participants, determine the type and number of awards to be granted, set the terms, conditions and provisions of awards, cancel or suspend awards, prescribe forms of award agreements, interpret the 1998 Stock Plan, establish, amend and rescind rules and regulations related to the 1998 Stock Plan, and make all other determinations which may be necessary or advisable to the administration of the 1998 Stock Plan.

         ELIGIBILITY. Officers, directors, employees, consultants and advisers of the Company and its existing or future subsidiaries who, in the determination of the Board of Directors, are responsible for or contribute to the management, growth, profitability and successful performance of the Company and its subsidiaries are eligible to receive awards under the 1998 Stock Plan. All of the approximately 260 employees of the Company and its subsidiaries, all eight directors of the Company, and all advisors and consultants of the Company are eligible to receive awards under the 1998 Stock Plan.

         STOCK OPTIONS. Under the 1998 Stock Plan, the Board of Directors is authorized to grant incentive stock options and non-qualified stock options. The exercise price of stock options is determined by the Board of Directors but may not be less than the fair market value of the Common Stock on the date of grant (or 110% of the fair market value in the case of an ISO granted to an employee beneficially owning more than 10% of the outstanding Common Stock). The Board of Directors may grant NQSOs to any eligible participant, but may grant ISOs only to employees. Stock options become exercisable at such time or times in whole or in part as determined by the Board of Directors, except that ISOs may not be exercised after the expiration of 10 years after the date of grant (5 years after grant in the case of ISO, granted to an employee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised by payment of the exercise price in cash, shares of Common Stock, exchange of outstanding awards or other property, or in any combination thereof having a fair market value equal to the exercise price, as the Board of Directors determines.

         The 1998 Stock Plan provides for a formula grant of NQSO, to directors who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"). Under the 1998 Stock Plan, each person who is first elected or appointed to serve as a Non-Employee Director automatically receives an option to purchase 5,000 shares of Common Stock. On the date of the annual meeting of stockholders each year, each Non-Employee Director (other than a person who became a Non-Employee Director within the previous six months) automatically receives an option to purchase 2,500 shares of Common Stock. All such options granted to Non-Employee Directors under the formula provisions of the 1998 Stock Plan vest immediately upon grant, have an exercise price equal to the fair market value of the Common Stock on the date of grant, and expire 10 years after the date of grant. Under the 1998 Stock Plan, additional (non-formula) options may be granted to the Non-Employee Directors in the discretion of the Board of Directors. In addition, under the 1998 Stock Plan, Non-Employee Directors have the right to elect annually in advance to receive options in lieu of cash fees for attending meetings of the Board of Directors.

         STOCK APPRECIATION RIGHTS. The Board of Directors is authorized to grant SARs either alone or in tandem with underlying stock options. SARs entitle the participant upon exercise to receive cash or shares of Common Stock (as determined by the Board Directors) equal in value to the excess of the fair market value of the shares of Common Stock covered by the SAR on the date of exercise over the grant price of the SAR. The grant price for SARs is fixed by the Board of Directors but will not be less than the fair market value of the Common Stock on the date of grant. SARs are exercisable at such time or times in whole or in part as determined by the Board of Directors, except that they may not be exercised after the expiration of 10 years from the date of grant.

         RESTRICTED STOCK. The 1998 Stock Plan also authorizes the award of restricted stock. An award of restricted stock is an award of shares of Common Stock that is subject to such restrictions as the Board of Directors determines. The restricted stock vests and may be disposed of by the participant only after such restrictions lapse in whole or in installments as the Board of Directors determines. Restricted stock awards may be subject to forfeiture if, for example, the participant's employment terminates before the award vests. A participant receiving restricted stock has all the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless the Board of Directors otherwise determines. The Board of Directors, in its sole discretion, may waive or accelerate the lapsing of restrictions in whole or in part.

         DEFERRED STOCK. The 1998 Stock Plan also authorizes the Board of Directors to make deferred stock awards, generally consisting of a right to receive shares of Common Stock at the end of specified deferral periods. Awards of deferred stock are subject to such limitations as the Board of Directors may impose, which limitations may lapse at the end of the deferral period in installments or otherwise. Deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the restriction or deferral period, restricted stock or deferred stock will be forfeited subject to such exceptions, if any, as are authorized by the Board of Directors.

         BONUS SHARES AND AWARDS IN LIEU OF OBLIGATIONS. The Board of Directors is authorized under the 1998 Stock Plan to grant shares of Common Stock to eligible persons as a bonus or in lieu of obligations (such as salary requirements) to pay cash or deliver other property, subject to such terms as determined by the Board of Directors.

         PERFORMANCE AWARDS. Under the 1998 Stock Plan, the Board of Directors may make a performance award, which is an award of a number of units that represents the right to receive a specified number of shares of Common Stock or cash, or both, upon satisfaction of certain specified performance criteria, subject to such terms and conditions as the Board of Directors determines. Performance awards will be earned to the extent such performance goals established by the Board of Directors are achieved over a period of time specified by the Board of Directors. The performance objectives may vary from participant to participant, group to group and period to period. The performance objectives for awards intended to constitute "qualified performance-based compensation" (see discussion below under the heading "Certain Federal Income Tax Consequences") will be based upon one or more of the following: earnings per share; revenues; cash flow; return on investment; return on net assets, assets, capital or equities; economic value added; operating margins; net income; pre-tax earnings; pre-tax earnings before interest, depreciation and amortization; pre-tax operating earnings after interest expense and before extraordinary or special items; operating earnings; total stockholder returns; price of the shares (and changes thereof); and any of the above goals as compared to the performance of a published or special index deemed applicable by the Board of Directors including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. The Board of Directors has the discretion to determine the value of each performance award, to adjust the performance goal as it deems equitable to reflect events affecting the Company or changes in law or accounting principles or other factors, and to determine the extent to which performance awards that are earned may be paid in the form of cash, deferred cash, shares of Common Stock or other awards or property, or combination thereof, as determined by the Board of Directors.

         DIVIDEND EQUIVALENTS. The Board of Directors is authorized to grant dividend equivalents conferring on a participant the right to receive, quarterly or on a deferred basis, interest or dividends, or interest or dividend equivalents. Dividend equivalents may be paid directly to a participant or may be reinvested under the 1998 Stock Plan.

         OTHER STOCK-BASED AWARDS. In order to enable the Company to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 1998 Stock Plan authorizes the Board of Directors to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to securities of the Company. The Board of Directors shall determine the terms and conditions of such awards, including the consideration paid for awards as purchase rights, which consideration generally may not be less than the fair market value of the Common Stock on the date that the purchase right is granted. These awards may include, without limitation, performance shares and restricted stock units that entitle the participant to receive, upon satisfaction of performance goals or other conditions, a specified number of shares of Common Stock or the cash equivalent thereof.

         TRANSFERABILITY OF OPTIONS. Under the 1998 Stock Plan, awards are generally not assignable or transferable by a participant, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, except to the Company under the terms of the 1998 Stock Plan, and except that, upon approval by the Board of Directors, NQSOs and SARs may be transferred by participants to immediate family members, to trusts for the benefit of immediate family members and to partnerships or similar entities in which such participant and his or her immediate family members are the sole parties or members.

         ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. The 1998 Stock Plan provides that in the event of a "change in control" of the Company (as defined in the 1998 Stock Plan), all outstanding awards under the 1998 Stock Plan, regardless of any limitations or restrictions, will immediately vest and become fully exercisable, and all restrictions applicable to outstanding restricted stock, performance awards and other stock-based awards will lapse, unless otherwise provided by the Board of Directors at the time of grant of the award or unless waived or deferred by the participants. In the event of a change in control of the Company, with certain exceptions, participants may elect to surrender any outstanding award and receive in satisfaction thereof a cash, stock or other payment equal to the value of their outstanding awards based on the "change in control price" (as defined in the 1998 Stock Plan), which is generally the highest price paid or offered for the Common Stock during the preceding 60-day period, of the shares of Common Stock subject to the award or of the fair market value of any property other than shares of the Company relating to such award, except that with respect to an ISO or an SAR granted in tandem with an ISO, the cash payment will be based on the fair market value of the shares subject to the ISO or SAR on the date on which the change in control occurred.

         AMENDMENT AND TERMINATION OF THE 1998 STOCK PLAN. The Board of Directors has the right to amend, alter, suspend, discontinue or terminate the 1998 Stock Plan at any time without the consent of the stockholders or participants, except that (i) stockholder approval of such action will be required if such approval is required by any federal or state law or regulation or stock exchange or Nasdaq rule, regulation or policy, or if the Board of Directors in its discretion determines that obtaining such stockholder approval is advisable, and (ii) subject to the terms of the 1998 Stock Plan, no amendment or termination of the 1998 Stock Plan may materially and adversely affect the rights of a participant under any award granted under the 1998 Stock Plan without the consent of the affected participant. The proposed amendment to the 1998 Stock Plan is being submitted to stockholders at the Special Meeting pursuant to Nasdaq rules. Unless earlier terminated by the Board of Directors, no award may be granted under the 1998 Stock Plan after June 12, 2008, ten years after the date of the Annual Meeting.

ACCOUNTING CONSEQUENCES

         Depending on the type and terms of the award, the grant of an award under the 1998 Stock Plan to a participant may constitute an expense to the Company for accounting and financial reporting purposes, and any such expense would reduce the Company's income (or increase the Company's loss) for the relevant accounting period by a like amount. The accounting consequences of grants, exercises and disposition will in some, but not all, cases be the same as the tax consequences to the Company described below under "Certain Federal Income Tax Consequences."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of certain federal income tax consequences of certain kinds of awards that may be granted under the 1998 Stock Plan. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the applicable treasury regulations promulgated thereunder, judicial authority and administrative ruling and practice, all as in effect on the date hereof. Legislative, judicial or administrative rules and interpretations are subject to change, potentially on a retroactive basis, at any time, and therefore could alter or modify the statements and conclusions set forth below. This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances or participants subject to special treatment under the federal income tax laws. The summary also does not address the effects of foreign, state or local tax consequences. The 1998 Stock Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. Participants of grants of awards under the 1998 Stock Plan should consult with their personal tax advisors with respect to such grants and transactions in awards and shares acquired pursuant to the 1998 Stock Plan.

         NQSOS. A participant will not recognize any taxable income, and the Company is not entitled to a tax deduction, upon the grant of a NQSO. In general, upon the exercise of a NQSO, a participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, and the Company will be entitled to a tax deduction in the same amount in the year the participant exercises the NQSO. Upon subsequent disposition of shares of Common Stock acquired upon the exercise of a NQSO, a participant will have a capital gain or loss equal to the difference between the amount realized on the disposition and the participant's tax basis in the shares, which is generally the amount paid for the shares plus the amount treated as ordinary income at the time the NQSO was exercised. Such capital gain or loss will be long-term if the participant's holding period is longer than one year (for a maximum 20% tax rate), and short-term otherwise. The participant's taxable disposition of the shares of Common Stock acquired upon the exercise of a NQSO will not result in any additional tax consequences to the Company.

         ISOS. A participant will generally not recognize any taxable income upon the grant or exercise of an ISO so long as he or she has been an employee of the Company or any of its subsidiaries from the date the ISO was granted until three months before the date of exercise (one year if the employee is disabled), but the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price is a required adjustment for purposes of the alternative minimum tax applicable to the participant. If the participant holds the shares of Common Stock received upon the exercise of the ISO for at least one year after the date of exercise and two years after the date of grant of the ISO (the "holding period"), then any difference between the amount realized upon the disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the participant. The Company will not be entitled to any tax deduction with respect to the grant or exercise of an ISO (except as discussed below) if the participant satisfies the holding period requirements.

         If a participant exercises an ISO but does not satisfy the holding period requirements set forth above, the participant generally will recognize ordinary income in the year of disposition of the shares of Common Stock acquired upon the exercise of an ISO equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option exercise price, and any excess of the amount realized on such disposition over the fair market value of the Common Stock on the date of exercise will be taxed as long-term or short-term capital gain, as applicable. If the participant disposes of the shares of Common Stock prior to the satisfaction of the holding period requirements but for proceeds in an amount less than the fair market value of the Common Stock on the date of exercise, the participant will recognize ordinary income equal only on the difference between the amount realized on the disposition of the shares and the option exercise price. In either event, the Company will be entitled to a tax deduction in an amount equal to the amount constituting ordinary income to the participant.

         If a participant exercises an ISO by tendering shares of Common Stock (other than the shares acquired upon the exercise of an ISO and not held for the requisite holding period set forth above) in payment of all or part of the option exercise price, the participant will not be required to recognize any taxable income from the exchange and option exercise, and the participant's tax basis and holding period (for capital gain purposes) for the tendered shares of Common Stock will be treated as a substituted basis for the shares received upon the exercise of the ISO. If the participant uses shares received pursuant to the exercise of an ISO as to which the participant had not satisfied the applicable holding period requirements, the exchange will be treated as a taxable disqualifying disposition of the exchanged shares, with the result of the excess of the fair market value of the shares tendered over the participant's basis in such shares would be taxable.

         SARS. The grant of a SAR will create no federal income tax consequences for the participant or the Company. When a participant exercises a SAR, any cash received and the fair market value of the Common Stock on the date of exercise will constitute ordinary income to the participant, and the Company will be entitled to a tax deduction in the same amount in the year of exercise.

         RESTRICTED STOCK. The federal income tax consequences of restricted stock awards depend upon the restrictions imposed on the stock. In the absence of a Section 83(b) election by a participant, the grant of restricted stock will not recognize any result in taxable income to the participant or entitle the Company to a tax deduction in the year of grant if the restricted stock received is subject to a substantial risk of forfeiture and is either non-transferable or after transfer remains subject to such substantial risk of forfeiture. In such case, a participant must recognize ordinary income equal to the fair market value of the restricted stock received as of the first date the restricted stock becomes either transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. However, a participant may, in his or her discretion, make a Section 83(b) election to recognize as ordinary income the value of the restricted stock as of the date of receipt rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture. The Company generally will be entitled to a tax deduction in the amount of the fair market value of the restricted stock transferred to the participant in the year the participant recognizes ordinary income. Prior to the lapse of restrictions, dividends paid on restricted stock will be taxable to the participant as ordinary income in the year such restricted stock is received free of restrictions, and the Company will be entitled to a tax deduction in the same amount.

         PERFORMANCE AWARDS. A participant who receives a performance award of shares of Common Stock will generally recognize ordinary income in the year the award is received equal to the fair market value of the Common Stock on the date of award. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant in the year such income is recognized.

         OTHER STOCK-BASED AWARDS. A participant will recognize ordinary income equal to the amount of any cash payments or the fair market value of any Common Stock or other property a participant receives in connection with other stock-based awards (less any amounts paid by the participant) in the year the stock based award is received or made available to the participant without substantial restrictions or risk of forfeiture in a manner consistent with the treatment of restricted stock. The Company generally will be entitled to a tax deduction in the same amount and at the same time the participant recognizes such ordinary income.

         SECTION 162(m). Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the 1998 Stock Plan) by a public company to a "covered participant" (the chief executive officer and four other most highly compensated executive officers of the Company) to no more than $1,000,000. This limit, however, does not apply to qualified "performance-based compensation." The Company generally structures stock options and other awards granted under the 1998 Stock Plan that might be affected by Section 162(m) of the Code to comply with the performance-based compensation exemption to the deductibility limit.

           SPECIAL RULES. Special rules will apply to a participant who is subject to Section 16 of the Exchange Act.

NEW PLAN BENEFITS

         The grant of awards under the 1998 Stock Plan to eligible directors, officers, employees, consultants and advisors, including the only executive officers of the Company whose total compensation and bonus in 1998 was at least $100,000 (the "Named Executive Officers"), is subject to the discretion of the Board of Directors, other than the annual formula stock option grants to Non-Employee Directors. As of the date of this Proxy Statement, no determination has been made as to which or how many of the persons eligible to receive awards under the 1998 Stock Plan will receive future awards under the 1998 Stock Plan, other than formula stock option grants to Non-Employee Directors. Accordingly, the benefits or awards that will be received by or allocated to persons under the 1998 Plan in the future are not presently determinable.

         The following table sets forth, as of November 30, 1999, the aggregate number of shares of the Company's Common Stock subject to outstanding awards granted under the 1998 Stock Plan, to (i) each Named Executive Officer; (ii) all current executive officers as a group; (iii) all employees, including all current officers who are not executive officers, as a group; and (iv) all directors who are not executive officers, as a group. In addition to the grant of stock options set forth below, it is likely that substantial additional grants of awards will be made to such persons and others during the life of the 1998 Stock Plan, although the present amount of terms of such future grants are not determinable, other than the formula grant of stock options to Non-Employee Directors. To date, all of the awards granted under the 1998 Stock Plan have been stock options. The term of all stock options outstanding under the 1998 Stock Plan is 10 years from date of grant.

                            1998 STOCK INCENTIVE PLAN
                            -------------------------

                                                                                        NUMBER OF SHARES
         NAME (OR GROUP) AND POSITION                                           SUBJECT TO OPTIONS GRANTED
         ----------------------------                                           --------------------------
         W. Phillip Marcum.......................................................             0
             Chairman of the Board, President and Chief
             Executive Officer
         A. Bradley Gabbard......................................................        12,500
             Executive Vice President and Chief Financial
             Officer
         Ronald W. McKee.........................................................        25,000
             President, Metretek, Incorporated
         All current executive officers as a group (3 persons)...................        37,500
         All employees, including all current officers
             who are not executive officers, as a group (32 persons).............       122,250
         All current directors who are not executive
             officers as a group (5 persons).....................................        34,209

VOTE REQUIRED

         The approval of the amendment to the 1998 Stock Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present outstanding and entitled to vote at the Special Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO THE 1998 STOCK PLAN. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth certain information concerning the total compensation that the Company paid or accrued for services rendered to the Company in all capacities during the last three fiscal years by its Chief Executive Officer and its two other executive officers (the "Named Executive Officers") whose total salary and bonus exceeded $100,000 in the fiscal year ended December 31, 1998 ("fiscal 1998"):

                                            SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                                                                         AWARDS
                                                                                         ------
                                                                                       SECURITIES
                                                      ANNUAL COMPENSATION(1)           UNDERLYING              ALL OTHER
                                                      ----------------------
NAME AND PRINCIPAL POSITION             YEAR       SALARY($)         BONUS($)         OPTIONS(#)(2)       COMPENSATION($)(3)
---------------------------             ----       ---------         --------         -------------       ------------------

W. Phillip Marcum...................... 1998        $200,000        $      0            120,000 (4)             $ 6,436
         President and Chief            1997         175,250          31,395             50,000                   6,127
         Executive Officer              1996         162,000          21,900             76,200 (5)              12,678


A. Bradley Gabbard..................... 1998         145,000               0             44,500 (4)               6,249
         Executive Vice                 1997         127,292          24,225             25,000                   5,877
         President and Chief            1996         121,000          13,200             23,250 (5)               8,821
         Financial Officer


Ronald W. McKee (6).................    1998         130,000               0             25,000 (4)               4,102
         President of Metretek          1997         100,000          19,380             12,250                   3,829

---------------------

(1) Excludes perquisites and other personal benefits, if any, which were less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2) The number of securities underlying options has been adjusted to reflect the one-to-four reverse split of the Common Stock effected on July 6, 1998.

(3) Includes amounts paid or accrued by the Company on behalf of the Named Executive Officers in 1998 for (i) matching contributions under the Company's 401(k) plan of $5,000 for Mr. Marcum, $5,000 for Mr. Gabbard, and $3,360 for Mr. McKee; (ii) premiums for group term life insurance of $972 for Mr. Marcum, $785 for Mr. Gabbard, and $422 for Mr. McKee; and (iii) premiums for long-term disability insurance of $464 for Mr. Marcum, $464 for Mr. Gabbard, and $320 for Mr. McKee.

(4) Includes options originally granted prior to 1998 (120,000 to Mr. Marcum, 44,500 to Mr. Gabbard and 12,500 to Mr. McKee) that were cancelled and regranted pursuant to a stock option repricing in 1998.

(5) Includes options originally granted prior to 1996 (70,000 to Mr. Marcum and 19,500 to Mr. Gabbard) that were cancelled and regranted pursuant to a stock option repricing in 1996.

(6)      Mr. McKee became an executive officer of the Company in 1997.

EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL ARRANGEMENTS AND OTHER COMPENSATION ARRANGEMENTS

         The Company has entered into employment agreements with W. Phillip Marcum, the President, Chief Executive Officer and Chairman of the Board of the Company, and A. Bradley Gabbard, the Executive Vice President and Chief Financial Officer of the Company. These employment agreements were amended on December 3, 1998 to provide for an extension of the employment term until December 3, 2001 for Mr. Marcum and until June 3, 2000 for Mr. Gabbard, with automatic additional one-year renewal periods when the term expires, unless either party gives six months prior written notice of termination. The base salaries under these employment agreements, which are subject to annual upward adjustments at the discretion of the Board of Directors, are currently set at $210,000 for Mr. Marcum and $152,250 for Mr. Gabbard. In addition to the base annual compensation, the employment agreements provide, among other things, for standard benefits commensurate with the management levels involved. The employment agreements also provide for the Company to establish an incentive compensation fund, to be administered by the Compensation Committee of the Board of Directors, to provide for incentive compensation to be paid to each officer or employee (including Messrs. Marcum and Gabbard) deemed by the Compensation Committee to have made a substantial contribution to the Company in the event of a change of control of the Company or of the sale of substantially all of the assets of the Company or similar transactions. The total amount of incentive compensation from the fund available for distribution will be determined by a formula based on the amount by which the fair market value per share of the Common Stock exceeds $10.08, multiplied by a factor ranging from 10-20% depending upon the ratio of the fair market value to $10.08. In the case of the sale of a significant subsidiary of the Company or substantially all of the assets of a significant subsidiary, a similar pro rata distribution is required. As amended, the employment agreements with Messrs. Marcum and Gabbard provide that if the employment period expires without being renewed, then the executive is entitled to receive a lump-sum severance payment equal to 12 months, for Mr. Marcum, and six months, for Mr. Gabbard, of his then base salary, and continued participation in all insurance plans of the Company for such additional period. The employment agreements also contain certain restrictions on each executive's ability to compete, use of confidential information and use of inventions and other intellectual property.

         As amended, the employment agreements with Messrs. Marcum and Gabbard also include "change in control" provisions designed to provide for continuity of management in the event of a change in control of the Company. The agreements provide that if within three years after a change in control of the Company, the executive is terminated by the Company for any reason other than for "cause", or if the executive terminates his employment for "good reason" (as such terms are defined in the employment agreements), then the executive is entitled to receive a lump-sum severance payment equal to two times, for Mr. Marcum, and one times, for Mr. Gabbard, the amount of his then base salary, together with certain other payments and benefits, including continued participation in all insurance plans of the Company for a period of two years for Mr. Marcum and one year for Mr. Gabbard. Under these employment agreements, a "change in control" will be deemed to have occurred only if: (i) any person or group becomes the beneficial owner of 50% or more of the Company's Common Stock; (ii) a majority of the Company's present directors are replaced, unless the election of any new director is approved by a two-thirds vote of the current (or properly approved successor) directors; (iii) the Company approves a merger, consolidation, reorganization or combination, other than one in which the voting securities of the Company outstanding immediately prior thereto continue to represent more than 50% of the total voting power of the Company or of the surviving corporation following such a transaction and the directors of the Company continue to represent a majority of the directors of the Company or of the surviving corporation following such transaction; or (iv) the Company approves a sale of all or substantially all of its assets.

         During 1998, under the Company's 1998 Employee Stock Purchase Plan, all full-time employees of the Company, including Messrs. Marcum, Gabbard and McKee, were entitled to purchase shares of the Company's Common Stock at fifty percent (50%) of the market value of the Common Stock, based upon the closing sale price of the Common Stock as reported on the Nasdaq National Market on the purchase dates. A total of 47,244 shares of Common Stock were purchased by 48 employees, including 10,966 shares purchased by Mr. Marcum, 5,918 shares purchased by Mr. Gabbard, and 5,687 shares purchased by Mr. McKee. The 1998 Employee Purchase Plan was discontinued in July 1998.

STOCK OPTION GRANTS

         On October 6, 1998, the Company repriced all stock options held by its officers, employees and directors. The exercise price of all such options was reduced to $2.00, the last sale price of the Common Stock as reported on the Nasdaq National Market on the date of repricing. The remaining terms of the options reissued to effect the repricing were generally identical to the terms of the options cancelled, except that (i) a one year exercise blackout period was imposed with respect to options held by officers and employees, as a result of which repriced options held by officers and employees will not be exercisable prior to October 6, 1999, whether or not the cancelled options were previously vested and exercisable, and thereafter the options will be subject to the original vesting conditions, and (ii) all repriced options held by Mr. Marcum and Mr. Gabbard will be deemed vested as of October 6, 1999, irrespective of prior vesting conditions. Options held by the Board of Directors of the Company and the Named Executive Officers were included in the repricing.

         The following table sets forth certain information with respect to stock options granted during fiscal 1998 to the Named Executive Officers. The Company did not grant any stock appreciation rights, alone or in tandem with stock options, in fiscal 1998.

                                      OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS(1)
                                   ----------------------------------------------------------------------------------------
                                                              % OF TOTAL
                                                                OPTIONS
                                    NUMBER OF SECURITIES       GRANTED TO
                                         UNDERLYING           EMPLOYEES IN           EXERCISE              EXPIRATION
NAME                               OPTIONS GRANTED (#)(2)     FISCAL YEAR (3)       PRICE ($)(4)            DATE (5)
----                               ----------------------    ---------------        ------------            --------

W. Phillip Marcum...............         40,000 (6)                12.3%               $2.00             August 6, 2002
                                         15,000 (6)                 4.6%                2.00              March 5, 2003
                                         15,000 (6)                 4.6%                2.00               May 19, 2003
                                         50,000 (6)                15.4%                2.00              July 14, 2007

A. Bradley Gabbard.............           7,500 (6)                 2.3%                2.00             August 6, 2002
                                          6,000 (6)                 1.8%                2.00              March 5, 2003
                                          6,000 (6)                 1.8%                2.00               May 19, 2003
                                         25,000 (6)                 7.7%                2.00              July 14, 2007

Ronald W. McKee................          12,500 (6)                 3.8%                2.00             March 20, 2007
                                         12,500                     3.8%                2.44           December 4, 2008

---------------------

(1) All information in this table has been adjusted to reflect the one-for-four reverse split of the Common Stock effected on July 6, 1998.

(2) The options in this table are incentive stock options or nonqualified stock options granted under the Company's 1991 Stock Option Plan and the Company's 1998 Stock Incentive Plan. All options have ten year terms from the date of initial grant and vest and become fully exercisable on October 6, 1999, one year after the date of repricing, except that the options granted to Mr. McKee after the repricing were fully vested and exercisable upon grant.

(3) Based upon 325,058 options granted by the Company during 1998 to employees, including 277,558 options that were cancelled and regranted in connection with a repricing by the Company during 1998.

(4) The exercise price of the option is the fair market value of the Common Stock on the date of grant or the date of repricing, as appropriate, based upon the last sale price of the Common Stock on such date as reported on the Nasdaq National Market.

(5) These options may terminate before their terms expire due to the termination of the optionee's employment or the optionee's disability or death.

(6) These options were originally granted prior to 1998, at an exercise price equal to the fair market value of the Common Stock on the date of grant, and were cancelled and reissued in 1998, in connection with a stock option repricing, at the fair market value of the Common Stock on October 6, 1998, the date of the repricing.

STOCK OPTION EXERCISES AND VALUES

         The following table sets forth information with respect to stock options held by the Named Executive Officers on December 31, 1998. The Named Executive Officers did not exercise any stock options during 1998.

                                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                   AND FISCAL YEAR-END OPTION VALUES


                                                      NUMBER OF SECURITIES                     VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED OPTIONS               IN-THE-MONEY OPTIONS AT
                                                      AT FISCAL YEAR-END (#)                   FISCAL YEAR-END ($)(1)
                                                 ------------------------------              ----------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE(2)              EXERCISABLE    UNEXERCISABLE
----                                             -----------   ----------------              -----------    -------------

W. Phillip Marcum.......................                0           120,000                      $0            $15,000

A. Bradley Gabbard......................                0            44,500                       0              5,563

Ronald W. McKee.........................             12,500          12,500                       0(3)           1,563

-------------------

(1) For purposes of this table, the value of unexercised in-the-money options is calculated based upon the difference between $2.125, the closing sale price of the Common Stock on such date as reported on the Nasdaq National Market, and the option exercise price.

(2) The unexercisable options included in this table are options that were granted prior to 1998 and then cancelled and regranted in the 1998 stock option repricing. Pursuant to a one year exercise blackout period imposed under the terms of that repricing, the unexercisable options do not become exercisable until October 6, 1999, on which date they become fully vested.

(3) The exercise price of these options exceeded $2.125, the closing sale price of the Common Stock on December 31, 1998 as reported on the Nasdaq National Market.

COMPENSATION COMMITTEE REPORT ON STOCK OPTION REPRICING

         During September and October 1998, members of the Compensation Committee, along with A. Bradley Gabbard, the Company's Chief Financial Officer, held discussions with respect to the option exercise prices for the stock options granted by the Company, including options granted under the Company's 1991 Stock Option Plan, the Company's Directors' Stock Option Plan and the Company's 1998 Stock Incentive Plan. As a result of those discussions, the Committee recommended that the Company reprice all outstanding stock options to the current market price of the Company's Common Stock. The stock option repricing was authorized and approved by the Board of Directors on October 6, 1998. The exercise price on all outstanding stock options was reduced to $2.00 per share, the closing sale price of the Common Stock as reported on the Nasdaq National Market on such date.

         In making its recommendation, the Committee considered the Company's compensation policy and stock option programs. The Committee believed that as a result of the decline in the Company's stock price, outstanding options with high exercise prices in excess of the current stock price were not providing meaningful compensation or incentives for the Company's officers, employees and directors. The Committee also believed that the future growth and success of the Company was dependent upon its ability to successfully attract, retain and motivate its officers, employees and directors, which serves the best interests of the Company and its stockholders. The Committee noted the importance of the Company's stock option programs in accomplishing these goals, especially for small and technology-based companies like the Company which utilize stock options as a significant portion of their compensation and incentives. The Committee believes that the use of stock options also aligns the interests of the optionees with the interests of the stockholders, which is in the best interests of the stockholders.

         The Committee noted that in 1994, all outstanding options (other than those issued pursuant to the Directors' Stock Option Plan) exercisable at a price in excess of $16.52 per share were repriced to $16.52 per share. The Committee also noted that in 1996 all existing stock options held by directors, officers, employees and consultants were repriced to $6.36 per share, and such repricing was ratified by the stockholders of the Company. The Committee noted that since those repricings, the Company's stock price had continued to substantially decline. The Committee noted that the decline of the price of the Company's Common Stock over the past few years has caused virtually all of the Company's outstanding options granted to its officers, employee and directors to be "underwater," with exercise prices substantially higher than the Company's recent stock price. It was noted that most options were exercisable at prices two to four times as high as the recent trading price of the Common Stock. Accordingly, it was the opinion of the Committee that existing stock options were not providing meaningful, if any, incentives to the holders of the options, that the purposes of the Company's stock option program were not being achieved, that the current stock options were not providing appropriate compensation, and that reducing the exercise price of the stock options to the current market price of the Common Stock was essential to further the purposes of the stock option program and was in the best interests of the Company and its stockholders.

         It was noted that the receipt of options under the Company's stock option plans is the primary means (other than $1,000 per meeting and expense reimbursements) by which non-employee directors are compensated for their services as members of the Board of Directors. The Committee also noted that repricing stock options provided an additional or alternative method of supplementing the compensation of, and attracting, retaining and motivating, the Company's employees, compared to more substantial increases in their cash compensation, which would reduce the Company's limited capital resources, and the issuance of new options, which would dilute existing equity. The Committee also took note of the fact that many public companies had recently repriced outstanding options for similar reasons.

         The Committee also considered the legal and accounting issues and considerations relating to the repricing of stock options. The Committee consulted with counsel and analyzed the requirements for disclosure of the repricing of stock options in the Company's filings with the Securities and Exchange Commission and the Board's fiduciary duties. The Committee received the advice of the Company's independent auditors on the accounting and tax issues attendant to a repricing. The Committee also consulted informally with its financial advisors and, based on such consultation and advice, concluded that the repricing of stock options would not have a long-term detrimental effect on the market for the Common Stock.

         Based on the foregoing, the Committee concluded that a reduction in the exercise price of outstanding options held by officers, employees and directors was appropriate to provide meaningful incentives to option holders to operate the Company with the goal of maximizing stockholder value and would provide appropriate compensation for services. Accordingly, the Committee unanimously concluded that all outstanding stock options held by the officers, employees and directors of the Company should be repriced, with the option exercise price being $2.00, the last sale price of the Company's Common Stock as reported on the Nasdaq National Market on October 6, 1998, the date the Board of Directors adopted and approved the repricing. All other terms of the options, including vesting and termination, remain unchanged, except (i) all repriced options held by W. Phillip Marcum and A. Bradley Gabbard will be deemed vested as of October 6, 1999, irrespective of vesting conditions of the prior options, and (ii) no repriced employee options will be exercisable prior to October 6, 1999, one year after the date of repricing, even if the prior options vested before such date.

                                                   COMPENSATION COMMITTEE OF
                                                   THE BOARD OF DIRECTORS

                                                   W. Phillip Marcum
                                                   Basil M. Briggs
                                                   Harry I. Skilton


DIRECTOR COMPENSATION

         Directors who are officers or employees of the Company or any of its subsidiaries do not receive any additional compensation for serving on the Board of Directors. All directors are reimbursed for out-of-pocket costs of attending meetings of the Board of Directors and its committees. Directors who are not officers or employees of the Company or any of its subsidiaries ("Non-Employee Directors") currently receive a fee of $1,000 for attendance at each meeting of the Board of Directors. Non-Employee Directors also receive stock options granted by the Company. Until June 1998, such options were granted under the Company's Directors' Stock Option Plan (the "Directors' Plan"). Since June 1998, all such options are granted under the Company's 1998 Stock Incentive Plan (the "1998 Plan"). Under the formula for these stock option grants, which is the same in both the Directors' Plan and the 1998 Plan, each person who is first elected or appointed to serve as a Non-Employee Director is automatically granted an option to purchase 5,000 shares of Common Stock. On the date of the Annual Meeting of Stockholders each year, each Non-Employee Director (who has been such for at least six months) is automatically granted an option to purchase 2,500 shares of Common Stock. All options vest and become exercisable immediately upon grant. Additional non-formula options can be granted to Non-Employee Directors under the 1998 Plan in the discretion of the Board of Directors.

         Each Non-Employee Director has the right to irrevocably elect on an annual basis in advance to receive additional stock options under the 1998 Plan ("Meeting Options") in lieu of cash fees for attending meetings of the Board of Directors. The Meeting Options are granted on the date of each Annual Meeting of Stockholders and vest in 25% increments on the date of each of the subsequent four regular quarterly meetings of the Board of Directors attended by such Non-Employee Director. The number of shares of Common Stock exercisable upon the exercise of Meeting Options are such that the value of the stock options granted is equal to the amount of fees waived.

         All options granted to Non-Employee Directors are nonqualified stock options exercisable at a price equal to the fair market value of the Common Stock on the date of grant and have ten year terms, subject to earlier termination in the event of the termination of the optionee's status as a director or the optionee's death. Options typically remain exercisable for one year after a Non-Employee Director dies and for that number of years after a Non-Employee Director leaves the Board of Directors (for any reason other than death or removal for cause) equal to the number of full or partial years that the Non-Employee Director served as a director, but not beyond the ten year term of the option. On October 6, 1998, the exercise price of all options then outstanding to Non-Employee Directors under the Directors' Plan and under the 1998 Plan were reduced to $2.00 per share, the closing sale price of the Common Stock as reported on the Nasdaq National Market on such date. As of December 31, 1998, options to purchase 110,000 shares of Common Stock were outstanding to Non-Employee Directors under the Directors' Plan and options to purchase 17,428 shares of Common Stock were outstanding to Non-Employee Directors under the 1998 Plan, all at an exercise price of $2.00 per share.


                              STOCKHOLDER PROPOSALS

         Stockholders of the Company may submit proper proposals for consideration at the 2000 Annual Meeting of Stockholders by submitting their proposals in writing to the Company in a timely manner and otherwise in compliance with federal and state laws and regulations and the Company's By-Laws. In order to be considered for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company on or before January 2, 2000, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act ("Rule 14a-8"). The timely submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy materials for the 2000 Annual Meeting.

         In addition, the Company's By-Laws establish an advanced notice procedure that stockholders must follow in order to nominate directors or to bring other business before an Annual Meeting of stockholders without complying with Rule 14a-8. These advance notice procedures require that, among other things, notice of a director nomination or other business must be submitted in writing to the Secretary of the Company not less than 45 days nor more than 120 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior Annual Meeting, unless the date of the Annual Meeting is changed by more than 30 days from the anniversary of the date of the prior Annual Meeting. For director nominations or other business to be properly brought before the 2000 Annual Meeting, a stockholder must deliver written notice to the Secretary of the Company no later than March 16, 2000; provided, however, that if the date of the 2000 Annual Meeting is changed by more than 30 days from the date of the 1999 Special Meeting, notice must be received not later than the later of 75 days before the date of the 2000 Annual Meeting or 10 days following the date on which public announcement of the date of the 2000 Annual Meeting is first made.

         The notice must contain the information specified in the By-Laws concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters, including the name, address, number of shares beneficially owned and any material interest of the stockholder making the proposal. Notice of a director nomination must include information on various matters regarding the nominee, including the nominee's name, age, business and residence address, principal occupation and security holdings and any arrangements between the stockholder and the nominee. Notice of other business must include a description of the proposed business, the reasons therefor and other specified matters. A copy of the relevant provisions of the Company's By-Laws may be obtained by a stockholder without charge upon written request to the Secretary of the Company. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, must be sent to Metretek Technologies, Inc., 1675 Broadway, Suite 2150, Denver, Colorado 80202, attention: Secretary.

         Any stockholder proposal must also comply with all other applicable provisions of the Company's Restated Certificate and By-Laws, the Exchange Act, including the rules and regulations thereunder, and Delaware law. No stockholder proposal will be considered unless it is in compliance with the foregoing requirements. If a stockholder does not comply with the requirements of Rule 14a-4 of the Exchange Act, then the persons appointed as proxies in the proxy card solicited by the Board of Directors of the Company for the 2000 Annual Meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any proposal submitted by such stockholder outside of Rule 14a-8.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Special Meeting. However, if any other matters are properly presented at the Special Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card in accordance with their best judgment.

                                      By Order of the Board of Directors



                                      Gary J. Zuiderveen
                                      Secretary

December __, 1999
Denver, Colorado

                                                                      APPENDIX A
                                                                      ----------



                      PROPOSED AMENDMENT TO ARTICLE FOURTH
                                     OF THE
               RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED,
                                       OF
                           METRETEK TECHNOLOGIES, INC.


         Article FOURTH of the Restated Certificate of Incorporation, as amended, of Metretek Technologies, Inc. shall be amended to read in its entirety as follows:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Twenty-Eight Million Five Hundred Thousand (28,500,000) shares, consisting of two classes: Twenty-Five Million (25,000,000) shares of Common Stock, par value $.01 per share, and Three Million Five Hundred Thousand (3,500,000) shares of Preferred Stock, par value $.01 per share.

         Subject to the provisions of applicable law, this Article FOURTH, and the rights, if any, of the holders of the Preferred Stock, or any series thereof, from time to time outstanding, the holders of the outstanding shares of Common Stock shall have and possess exclusive voting power and right for the election of directors and for all other purposes, with each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in such holder's name on the books of the corporation in the election of directors and on all other matters presented to the stockholders. Holders of Common Stock shall not have cumulative voting rights in the election of directors. Subject to the preferential dividend rights, if any, of the holders of Preferred Stock, or any series thereof, from time to time outstanding, the holders of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the corporation from time to time. Subject to the preferential liquidation rights, if any, of the holders of Preferred Stock, or any series thereof, from time to time outstanding, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the corporation, the holders of shares of common stock shall be entitled to receive all of the assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them.

         The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby vested with authority, within the limitations and restrictions set forth in this Article FOURTH, to determine or alter by resolution or resolutions the powers, preferences, and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions thereof, including, without limitation, the voting rights, dividend rate, conversion or exchange rights, redemption rights and price (including sinking fund provisions) and liquidation preference, of any wholly issued series of shares of Preferred Stock, and to fix the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of that series (but not below the number of shares of such series then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

         The respective designations, powers, preferences, rights, qualifications, limitations and restrictions granted to and imposed on the two currently authorized series of Preferred Stock, the Series B Preferred Stock and Series C Preferred Stock, are as follows:

A.       SERIES B PREFERRED STOCK

         1. DESIGNATION. A total of 1,000,000 shares of the Corporation's Preferred Stock shall be designated as a class known as Series B Preferred Stock, par value $0.01 per share (the "Convertible Preferred Stock"). All of the preferential amounts to be paid to the holders of the Convertible Preferred Stock as provided in this Section A shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any property of the Corporation to, the holders of any other equity securities of the Corporation, whether now or hereafter authorized.

         2.       ELECTION OF DIRECTORS.

                  (a) So long as an aggregate of at least 2,000 shares of Convertible Preferred Stock remain outstanding, the holders of outstanding shares of Convertible Preferred Stock shall, voting together as a separate class, be entitled to elect one (1) Director. Such Director shall be the individual receiving the greatest number of affirmative votes of the outstanding shares of Convertible Preferred Stock (the "Convertible Preferred Stock Director Designee"), with each share of Convertible Preferred Stock entitled to one (1) vote, and with votes cast against such person and votes withheld having no legal effect. Each Director so elected shall hold office until a new Convertible Preferred Stock Director Designee is elected Director as provided below, provided that such Director shall in any event cease to hold office at such time as the holders of Convertible Preferred Stock are no longer entitled to elect a Director in accordance with this Section A.2. The election of the Convertible Preferred Stock Director Designee by the holders of the Convertible Preferred Stock shall occur (i) at the annual meeting of holders of Common Stock, (ii) if there is then no Convertible Preferred Stock Director Designee serving as a Director, at any special meeting of holders of capital stock, (iii) if there is no Convertible Preferred Stock Director Designee serving as a Director, at any special meeting of holders of Convertible Preferred Stock called by holders of a majority of the outstanding shares of Convertible Preferred Stock (a "Majority Interest") or (iv) in lieu of an election at a meeting, by the written consent of holders of not less than sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Convertible Preferred Stock (a "Two Thirds Interest"). If at any time when any share of Convertible Preferred Stock is outstanding the Convertible Preferred Stock Director Designee should cease to be a Director for any reason, the vacancy shall only be filled by the vote or written consent of holders of the outstanding shares of Convertible Preferred Stock, voting together as a separate class, in the manner and on the basis specified above. The holders of a majority of the outstanding shares of Convertible Preferred Stock, may, in their sole discretion, determine to elect fewer than one (1) Convertible Preferred Stock Director Designee from time to time, and during any such period the Board of Directors nonetheless shall be deemed duly constituted. The holders of Common Stock and the holders of any other class or series of capital stock of the Company with the right to vote in the election of directors, shall be entitled to elect the remaining members of the Board of Directors.

                  (b) Notwithstanding the provisions of paragraph 2(a) above, in the event that the Corporation fails for any reason to redeem the Convertible Preferred Stock in full in accordance with the terms of Section A.5(a) hereof, then the number of Directors on the Corporation's Board of Directors shall immediately and without any action taken by the Corporation or any of its stockholders, be increased by the minimum such minimum number as is necessary to ensure that the directors elected under this paragraph 2(b) (the "Default Preferred Directors") will constitute a majority of the Corporation's Board of Directors, and the holders of the Convertible Preferred Stock shall be entitled to elect the Default Preferred Directors, with each share of Convertible Preferred Stock entitled to one (1) vote. Each Default Preferred Director so elected shall hold office in accordance with the terms for directors elected at such meeting as provided by law, the Certificate of Incorporation, as amended, or the by-laws of the Corporation in effect at the time, provided that such Director shall in any event cease to hold office at such time as the holders of Convertible Preferred Stock are no longer entitled to elect Default Preferred Directors in accordance with this Section A.2(b). The election of the Default Preferred Directors by the holders of the Convertible Preferred Stock shall occur (i) at the annual meeting of holders of capital stock, (ii) at any special meeting of holders of Common Stock, (ii) if there is then no Convertible Preferred Stock Director Designee serving as a Director, at any special meeting of holders of capital stock, (iii) if there is then no Convertible Preferred Stock Director Designee serving as a Director, at any special meeting of holders of Convertible Preferred Stock called by a Majority Interest, or (iv) in lieu of an election at a meeting, by the written consent of holders of a Two Thirds Interest. If at any time when any share of Convertible Preferred Stock is outstanding any Default Preferred Director should cease to be a director for any reason, the vacancy shall only be filled by the vote or written consent of holders of the outstanding shares of Convertible Preferred Stock, voting together as a separate class, in the manner and on the basis specified above. The holders of a majority of the outstanding shares of Convertible Preferred Stock may, in their sole discretion, determine to elect fewer than all of the Default Preferred Directors from time to time, and during any such period the Board of Directors nonetheless shall be deemed duly constituted. Upon full payment by the Corporation of all amounts payable to the holders of the Convertible Preferred Stock pursuant to Section A.5(a) hereof, including any interest thereon, which the Board of Directors shall cause to be made by the corporation as soon as is lawful and practical to be made, the right of the holders of Convertible Preferred Stock to elect Default Preferred Directors under this paragraph (2) shall terminate, the terms of all such Default Preferred Directors shall forthwith cease, and the number of Directors shall forthwith be reduced by an amount equal to the number of Default Preferred Directors which the holders of Convertible Preferred Stock were previously entitled to elect hereunder.

         (c) Whenever the holders of Convertible Preferred Stock are entitled to take any action under either paragraph (a) or (b) of this Section A.2(b), a Majority Interest shall have the right to fix any record date and the date, time and location, to the extent applicable, of any meeting or written consent referred to therein and to send any required notices. If a Majority Interest requests that the Corporation take any of such actions, it will do so immediately. The

Corporation will not take any action, including amending its Certificate of Incorporation or bylaws, which is inconsistent with the intent or purposes of Section A.2.

         3. DIVIDENDS. The holders of shares of Convertible Preferred Stock shall be entitled, in preference to the holders of any and all other classes of capital stock of the Corporation, to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative dividends on the Convertible Preferred Stock in cash at the rate per annum of eight percent (8%) (the "Dividend Rate") of the Initial Liquidation Preference or $80.00 per share of Convertible Preferred Stock (adjusted appropriately for stock splits, stock dividends, recapitalizations and the like with respect to the Convertible Preferred Stock, and subject to adjustment pursuant to Section A.5(e) hereof) as of the original issuance date of the Convertible Preferred Stock (for any such issuance, the "Convertible Preferred Original Issuance Date"), subject to proration for partial years on the basis of a 365-day year, compounded quarterly on March 31, June 30, September 30 and December 31 of each year (the "Convertible Cumulative Dividend"). Such dividends will accumulate commencing as of the Convertible Preferred Original Issuance Date and shall be cumulative, to the extent unpaid, whether or not they have been declared and whether or not the Corporation may legally pay the dividends. Such dividends shall become due and payable with respect to any shares of Convertible Preferred Stock as provided in Sections A.4, A.5 and A.6. Dividends paid in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Convertible Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. So long as at least 1,000 shares of Convertible Preferred Stock are outstanding and the Convertible Cumulative Dividends have not been paid in full: (a) no dividend whatsoever (other than dividends paid in stock) shall be paid or declared, and no distribution shall be made, on any Common Stock or other capital stock of the Corporation ranking with regard to dividend rights, rights upon a Liquidation Event (as defined in Section A.4 below) or an Extraordinary Transaction (as defined in Section A.5(a)(ii) below) or redemption rights junior to or on a parity with the Convertible Preferred Stock; and (b) except as provided in Section A.8(c), no shares of Common Stock or other capital stock of the Corporation ranking with regard to dividend rights, rights upon a Liquidation Event or an Extraordinary Transaction or redemption rights junior to or on a parity with the Convertible Preferred Stock shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

         In addition to Convertible Cumulative Dividends, the holders of Convertible Preferred Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts as the Board of Directors may determine in its sole discretion; PROVIDED, HOWEVER, that no cash or Common Stock dividend may be declared or paid on any shares of Common Stock unless at the same time a dividend is declared or paid on all outstanding shares of Convertible Preferred Stock, with holders of Convertible Preferred Stock and Common Stock sharing in any such dividends as if they constituted a single class of stock and with each holder of shares of Convertible Preferred Stock entitled to receive such dividends based on the number of shares of Common Stock into which such shares of Convertible Preferred Stock are then convertible in accordance with Section A.6 hereof.

         4.       LIQUIDATION.

                  (a) LIQUIDATION PREFERENCE. Upon any liquidation, dissolution or winding up of the Corporation and its subsidiaries, whether voluntary or involuntary (a "Liquidation Event"), each holder of outstanding shares of Convertible Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings, and before any amount shall be paid or distributed to the holders of Common Stock or of any other stock ranking on liquidation junior to the Convertible Preferred Stock, an amount in cash, equal to (i) $1,000 per share of Convertible Preferred Stock held by such holder (adjusted appropriately for stock splits, stock dividends, recapitalizations and the like with respect to the Convertible Preferred Stock) (the "Initial Liquidation Preference"), plus (ii) any accumulated but unpaid dividends to which such holder of outstanding shares of Convertible Preferred Stock is then entitled, if any, pursuant to Sections A.3, A.5(e) and A.5(f) hereof (the sum of clauses (i) and (ii) being referred to herein as the "Convertible Liquidation Preference Amount"); PROVIDED, HOWEVER, that if upon any Liquidation Event, the amounts payable with respect to the Convertible Liquidation Preference Amount are not paid in full, the holders of the Convertible Preferred Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled; and provided further, however, that if upon any Liquidation Event the holders of the outstanding shares of Convertible Preferred Stock would have received more than the Convertible Liquidation Preference Amount in the event their shares were converted into Common Stock immediately prior to such Liquidation Event and such shares of Common Stock pursuant to Section A.6(a) received a liquidating distribution or distributions from the Corporation, then each holder of Convertible Preferred Stock shall receive as a distribution from the Corporation in connection with such Liquidation Event an amount equal to the amount that would be paid if such holder's shares of Convertible Preferred Stock were converted into Common Stock immediately prior to such Liquidation Event pursuant to A.6(a). The provisions of this Section A.4 shall not in any way limit the right of the holders of Convertible Preferred Stock to elect to convert their shares of Convertible Preferred Stock into Common Stock pursuant to Section A.6 prior to or in connection with any Liquidation Event. Upon any Liquidation Event, holders of fractional shares of Convertible Preferred Stock shall receive proportionate payments in respect thereof.

                  (b) NOTICE. Prior to the occurrence of any Liquidation Event, the Corporation will furnish each holder of Convertible Preferred Stock notice in accordance with Section A.9 hereof, together with a certificate prepared by the chief financial officer of the Corporation describing in detail the facts of such Liquidation Event, stating in detail the amount(s) per share of Convertible Preferred Stock each holder of Convertible Preferred Stock would receive pursuant to the provisions of Section A.4(a) hereof pursuant to clauses (i),
(ii) and (iii) or the proviso of Section A.4(a) and stating in detail the facts upon which such amounts were determined.

           5.     REDEMPTION; PREFERENTIAL PAYMENT IN EXTRAORDINARY
                  TRANSACTIONS.

                  (a)      REDEMPTION.

                           (i)    TIME BASED REDEMPTION. On December 9, 2004,
the Corporation shall redeem all of the outstanding shares of Convertible Preferred Stock held by each holder of Convertible Preferred Stock. The redemption price for each share of Convertible Preferred Stock redeemed pursuant to this Section A.5(a)(i) shall be the per share Convertible Liquidation Preference Amount (as defined in Section A.4(a) above) (the "Convertible Redemption Price").

                           (ii)   REDEMPTION UPON EXTRAORDINARY TRANSACTIONS.
Upon the occurrence of an "Extraordinary Transaction," the holders of not less than a Majority Interest may elect (i) to have the Convertible Preferred Stock redeemed in connection with the Extraordinary Transaction or (ii) otherwise to participate in the Extraordinary Transaction.

         "Extraordinary Transaction" means any of the following: (A) a merger or consolidation of the Corporation with or into another corporation (with respect to which less than a majority of the outstanding voting power of the surviving or consolidated corporation is held by stockholders of the Corporation immediately prior to such event), (B) the sale or transfer of all or substantially all of the properties and assets of the Corporation and its subsidiaries, (C) any purchase by any party (or group of affiliated parties) of shares of capital stock of the Corporation (either through a negotiated stock purchase or a tender for such shares), the effect of which is that such party (or group of affiliated parties) that did not beneficially own a majority of the voting power of the outstanding shares of capital stock of the Corporation immediately prior to such purchase beneficially owns at least a majority of such voting power immediately after such purchase, or (D) the redemption or repurchase of shares representing a majority of the voting power of the outstanding shares of capital stock of the Corporation immediately prior to such redemption.

         As a condition to the effectiveness of any Extraordinary Transaction, unless the holders of Convertible Preferred Stock shall have elected to convert their shares of Convertible Preferred Stock into Common Stock in accordance with the provisions of Section A.6 prior to the effective date of such Extraordinary Transaction, the Corporation shall either (1) if redemption is elected, on the effective date of such Extraordinary Transaction, redeem all (but not less than all) of the outstanding shares of Convertible Preferred Stock held by each holder of Convertible Preferred Stock for an amount equal to the Convertible Redemption Price, such amount to be payable in cash or, at the election of such holder or holders, in the same form of consideration as is paid to the holders of Common Stock in such Extraordinary Transaction, or (2) if the holders elect to participate in the relevant transaction (such as a merger) on terms acceptable to them, take such actions as shall be sufficient to facilitate such participation (including executing a merger agreement including an exchange ratio reflecting the provisions hereof) (on terms giving such holders the right to the Convertible Redemption Price as a preferential amount, in which event such amount shall be paid in cash or, at the election of such holders, in the same form of consideration as is paid to the holders of Common Stock in such Extraordinary Transaction, but in preference to and before any amount is paid or otherwise distributed to the holders of the Common Stock or any other stock ranking with regard to dividend rights, rights upon a Liquidation Event or an Extraordinary Transaction, or redemption rights junior to the Convertible Preferred Stock, in which event such preferential amount shall be deemed to have been distributed to the holders of the Convertible Preferred Stock as if in a Liquidation Event). For purposes of this Section A.5(a)(ii), a sale of substantially all of the assets of the Corporation and its subsidiaries shall mean the sale or other disposition other than in the ordinary course of business of more than 75% of such assets, by reference to the book value or the fair market value of such assets, determined on a consolidated basis under generally accepted accounting principles.

         Notwithstanding the foregoing, if upon any Extraordinary Transaction the holders of the outstanding shares of Convertible Preferred Stock would receive more than the Convertible Redemption Price in the event their shares were converted into Common Stock immediately prior to such Extraordinary Transaction and such shares of Common Stock were purchased or otherwise participated in such Extraordinary Transaction, then each holder of Convertible Preferred Stock shall receive from the Corporation or the relevant purchaser, as applicable, upon the election by a Majority Interest to redeem or otherwise participate in such Extraordinary Transaction, an amount equal to the amount per share that would be paid if the shares of Common Stock receivable upon conversion of the Convertible Preferred Stock were being acquired in the Extraordinary Transaction at the same price per share as is paid for other shares of Common Stock, which amount shall be paid in the same form of consideration as is paid to holders of Common Stock, as if each share of Convertible Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of such share of Convertible Preferred Stock immediately prior to such Extraordinary Transaction. Also, notwithstanding the foregoing, in connection with the acquisition of the Convertible Preferred Stock in an Extraordinary Transaction which is to be accounted for by the acquiring entity as a pooling of interests, the holders of shares of Convertible Preferred Stock shall receive upon such election to redeem or otherwise participate, if so required for the application of such accounting treatment, and in lieu of cash, the number of shares of common stock of such entity having a value equal to the amount otherwise payable to the holders of Convertible Preferred Stock in such Extraordinary Transaction pursuant to this Section A.5(a)(ii) and having the same registered status or registration rights as any other shares in such transaction. The Corporation shall not participate in any Extraordinary Transaction or make or agree to have made any payments to the holders of shares of Common Stock or any other stock ranking junior to the Convertible Preferred Stock unless the holders of the Convertible Preferred Stock shall have received the full preferential amount to which they are entitled hereunder in an Extraordinary Transaction.

         The foregoing election shall be made by such holders giving the Corporation and each other holder of Convertible Preferred Stock not less than five (5) business days prior written notice, which notice shall set forth the date for such redemption or participation in an Extraordinary Transaction, as applicable. The provisions of this Section A.5 shall not in any way limit the right of the holders of Convertible Preferred Stock to elect to convert their shares into shares of Common Stock pursuant to Section A.6 prior to or in connection with any Extraordinary Transaction.

                           (iii)  REDEMPTION AT THE OPTION OF THE COMPANY. In
the event that, at any time commencing on the Anniversary Date (as defined in Section A.7(a)), the market price of the Common Stock equals or exceeds 200% of the Conversion Price then in effect for 20 out of a period of 30 consecutive trading days (any period of 30 days where this condition has been met being referred to herein as a "Redemption Period"), then the Company shall have the right, in its discretion during any Redemption Period or within the 30 days immediately following the Redemption Period, to send 30 days' prior written notice to each holder of Convertible Preferred Stock and after such 30-day period, to redeem all outstanding shares of Convertible Preferred Stock at a redemption price equal to the Convertible Redemption Price; provided, that no such redemption may be effected if at any time between the giving of the notice of redemption and the date on which redemption is to occur there is not in effect a registration statement covering the sale by the holders thereof of all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

                  (b) VALUATION OF DISTRIBUTION SECURITIES. Any securities or other consideration to be delivered to the holders of the Convertible Preferred Stock, if so elected in connection with a redemption or upon any Extraordinary Transaction in accordance with the terms hereof, shall be valued as follows:

                           (i)    If traded on a nationally recognized
securities exchange or inter-dealer quotation system, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) business days prior to the closing of such Extraordinary Transaction;

                           (ii)   If traded over-the-counter, the value shall
be deemed to be the average of the closing bid prices over the 30-day period ending three (3) business days prior to the closing of such Extraordinary Transaction; and

                           (iii)  If there is no active public market, the
value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of not less than a Two Thirds Interest, provided that if the Corporation and the holders of not less than a Two Thirds Interest are unable to reach agreement, then by independent appraisal by a mutually agreed to investment banker, the fees of which shall be paid by the Corporation.

                  (c) NOTICE BY CORPORATION. Prior to the occurrence of any Extraordinary Transaction, the Corporation will furnish each holder of Convertible Preferred Stock notice in accordance with Section A.9 hereof, together with a certificate prepared by the chief financial officer of the Corporation describing in detail all material terms of such Extraordinary Transaction, including without limitation the consideration to be delivered in connection with such Extraordinary Transaction, the valuation of the Corporation at the time of such Extraordinary Transaction and the identities of the parties to the Extraordinary Transaction.

                  (d) PURCHASE DATE AND PRICE. Upon the election of the holders of not less than a Majority Interest to cause the Corporation to redeem Convertible Preferred Stock or otherwise to participate in an Extraordinary Transaction pursuant to Section A.5(a)(ii), each holder of Convertible Preferred Stock shall be deemed to have elected to cause the shares held by such holder to be so redeemed or to so participate. Any date upon which a redemption or other acquisition is to occur in accordance with Section A.5(a) shall be referred to as a "Redemption Date." If at a Redemption Date shares of Convertible Preferred Stock are unable to be redeemed (as contemplated by Section A.5(e) below), then holders of Convertible Preferred Stock shall also be entitled to interest and dividends pursuant to Sections A.5(e) and (f) below. The aggregate applicable redemption price elected to be payable in cash pursuant to Section A.5(a) shall be payable in cash in immediately available funds to the respective holders on the Redemption Date (subject to Section A.5(e)), except as otherwise contemplated by Section A.5(a)(ii). Upon any redemption as provided herein, holders of fractional shares shall receive proportionate amounts in respect thereof. Until the aggregate applicable redemption price has been paid for all shares of Convertible Preferred Stock being redeemed or acquired: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation; and (B) except as permitted by Section A.8(c), no shares of capital stock of the Corporation (other than in accordance with this Section A.5) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

                  (e) REDEMPTION PROHIBITED. If, at a Redemption Date, the Corporation is prohibited under Section 160 of the General Corporation Law of the State of Delaware from redeeming all shares of Convertible Preferred Stock for which redemption is required hereunder, then it shall redeem such shares on a pro-rata basis among the holders of Convertible Preferred Stock in proportion to the full respective redemption amounts to which they are entitled hereunder to the extent possible and shall redeem the remaining shares to be redeemed as soon as the Corporation is not prohibited from redeeming some or all of such shares under Section 160 of the General Corporation Law of the State of Delaware, subject to the last paragraph of Section A.8. Any shares of Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all of the rights and preferences provided in this Section A. The Corporation shall take such action as shall be necessary or appropriate to review and promptly remove any impediment to its ability to redeem Convertible Preferred Stock under the circumstances contemplated by this Section A.5(e). In the event that the Corporation fails for any reason to redeem shares for which redemption is required pursuant to this Section A.5, including without limitation due to a prohibition of such redemption under the General Corporation Law of the State of Delaware, then during the period from the applicable Redemption Date through the date on which such shares are redeemed, the applicable Dividend Rate shall increase by 2% per annum and shall increase by an additional .5% at the end of each six (6) month period thereafter until the Redemption Price (as so increased) is paid in full, subject to a maximum rate of 15% per annum.

                  (f) DIVIDEND AFTER REDEMPTION DATE. From and after a Redemption Date, no shares of Convertible Preferred Stock subject to redemption shall be entitled to dividends, if any, as contemplated by Section A.3; PROVIDED, HOWEVER, that in the event that shares of Convertible Preferred Stock are unable to be redeemed and continue to be outstanding in accordance with Section A.5(e), such shares shall continue to be entitled to dividends and interest thereon as provided in Sections A.3 and A.5(e) until the date on which such shares are actually redeemed by the Corporation.

                  (g) SURRENDER OF CERTIFICATES. Upon receipt of the applicable Convertible Redemption Price by certified check or wire transfer (in the event such price is to be paid in cash), each holder of shares of Convertible Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, duly assigned or endorsed for transfer (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit or agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith (an "Affidavit of Loss") with respect to such certificates at the principal executive office of the Corporation or the office of the transfer agent for the Convertible Preferred Stock or such office or offices in the continental United States of an agent for redemption as may from time to time be designated by notice to the holders of Convertible Preferred Stock, and each surrendered certificate shall be canceled and retired; PROVIDED, HOWEVER, that if the Corporation is prohibited from redeeming all shares of Convertible Preferred Stock as provided in Section A.5(e) or such redemption is a partial redemption of the shares of Convertible Preferred Stock held by a holder, the holder shall not be required to surrender said certificate(s) to the Corporation until said holder has received a new stock certificate for those shares of Convertible Preferred Stock not so redeemed.

                  (h) FURTHER RESTRICTIONS ON REDEMPTION. Notwithstanding anything herein to the contrary, the Convertible Preferred Stock shall not be redeemed hereunder unless (i) all obligations of the Corporation under the Loan and Security Agreement dated April 14, 1998 among the Corporation, certain of its subsidiaries, and National Bank of Canada, as agent and as a lender, and the other lenders from time to time party thereto (collectively, the

"Lender") shall have been or is concurrently paid in full, or (ii) the Lenders shall have consented to such redemption. If the Corporation is prohibited from redeeming the Convertible Preferred Stock hereunder, the holders of Convertible Preferred Stock shall be entitled to the provisions of Section A.5(e) and A.5(f) hereof.

         6. CONVERSION. The holders of the Convertible Preferred Stock shall have the following conversion rights:

                  (a) CONVERSION UPON ELECTION OF HOLDER. Any holder of shares of Convertible Preferred Stock shall be entitled at any time after June 9, 2000, upon written election and without the payment of any additional consideration, to cause any or all of such holder's shares of Convertible Preferred Stock to be converted into the number of shares of Common Stock resulting from dividing the Conversion Value (as defined in this Section A.6(a)) per share in effect for the Convertible Preferred Stock at the time of conversion, as the numerator, by the per share Conversion Price (as defined in this Section A.6(a)) of the Convertible Preferred Stock, as the denominator, with fractional shares treated proportionately. The number of shares of Common Stock into which a share of a Convertible Preferred Stock is convertible is hereinafter referred to as the "Conversion Rate." Upon the filing of this Certificate of Designation with the Secretary of State of Delaware the "Conversion Price" per share of Convertible Preferred Stock shall be $5.9334, and the per share "Conversion Value" of Convertible Preferred Stock shall be the sum of $1,000 plus per share accumulated but unpaid dividends on the Convertible Preferred Stock at the time of conversion. The Conversion Price per share of Convertible Preferred Stock and the Conversion Rate shall be subject to adjustment from time to time as provided in Section A.7 hereof.

                  (b) PROCEDURE FOR CONVERSION. Upon election to convert pursuant to Section A.6(a), the relevant holder of Convertible Preferred Stock shall surrender the certificate or certificates representing the Convertible Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Convertible Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the Convertible Preferred Stock by the Corporation, or shall deliver an Affidavit of Loss with respect to such certificates. The issuance by the Corporation of Common Stock upon a conversion of Convertible Preferred Stock pursuant to Section A.6(a) hereof shall be effective as of the surrender of the certificate or certificates for the Convertible Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or as of the delivery of an Affidavit of Loss. Upon surrender of a certificate representing Convertible Preferred Stock for conversion, or delivery of an Affidavit of Loss, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion (rounded to the nearest whole share) plus, if applicable, a cash payment in the amount of any accumulated but unpaid dividends and other amounts as contemplated by Section A.6(a) in respect of the shares of Convertible Preferred Stock. The issuance of certificates for Common Stock upon conversion of Convertible Preferred Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock. If a conversion of Convertible Preferred Stock upon a Liquidation Event or an Extraordinary Transaction occurs and the holders of the Common Stock issued on such conversion elect to participate, the Corporation shall make appropriate provisions for the Common Stock issued upon such conversion to be treated on the same basis as all other Common Stock in such Liquidation Event or Extraordinary Transaction.

                  (c) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Convertible Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all of the then outstanding shares of Convertible Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (d) NO CLOSING OF TRANSFER BOOKS. The Corporation shall not close its books against the transfer of shares of Convertible Preferred Stock in any manner which would interfere with the timely conversion of any shares of Convertible Preferred Stock.

         7. ADJUSTMENTS. The Conversion Price in effect from time to time shall be subject to adjustment from and after the Convertible Preferred Original Issuance Date and regardless of whether any shares of Convertible Preferred Stock are then issued and outstanding as follows:

                  (a) ADJUSTMENT UPON CHANGE IN MARKET VALUE. If on December 9, 2000 (the "Anniversary Date") the product of (a) 1.10 multiplied by (b) the sum of (i) the average closing bid price of the Common Stock for the 30 trading days immediately preceding the Anniversary Date, plus (ii) on an as-converted, per share basis, the fair market value on the Anniversary Date (as determined in good faith by the Board of Directors and reasonably agreed to by a Two-Thirds Interest, except that if the distribution includes any securities, the fair market value of such securities shall be determined by reference to Section A.5(b) hereof) of any securities, cash or assets (excluding any dividend or distribution paid exclusively in cash or in Common Stock) which prior to the Anniversary Date are distributed or made payable to the holders of Convertible Preferred Stock (such product the "Reset Price"), is less than the Conversion Price then in effect, then the Conversion Price shall be adjusted to equal the Reset Price and shall be subject to further adjustment as provided herein; provided, however, that in no event shall the Conversion Price be reduced by more than 50% pursuant to this Section A.7(a). Any dispute as to fair market value hereunder shall be resolved by independent appraisal by a mutually agreed investment banker, the fees of which shall be paid by the Corporation.

                  (b) DIVIDENDS AND STOCK SPLITS. If the number of shares of Common Stock (which term for purposes of this Section A.7 shall include all common stock of the Corporation) outstanding at any time after the date hereof is increased by a stock dividend or distribution payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of any shares of Convertible Preferred Stock shall be increased in proportion to such increase of outstanding shares of Common Stock.

                  (c) REVERSE STOCK SPLITS. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reverse split of the outstanding shares of Common Stock, then, on the effective date of such combination or reverse split, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of any shares of Convertible Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

                  (d) SALE OF COMMON STOCK. In the event the Corporation shall at any time, or from time to time, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury but excluding (I) up to 1,211,236 shares and options issued to officers, directors or employees of the Corporation or upon the exercise of options or other rights issued to such officers, directors or employees pursuant to the Corporation's stock option, stock purchase and related employee plans (II) up to 1,555,150 shares issuable upon exercise of warrants or other rights issued by the Company prior to the first date any shares of Convertible Preferred Stock are issued or (III) any securities issuable upon conversion of the Convertible Preferred Stock or exercise of warrants issued pursuant to the Securities Purchase Agreement dated December 9, 1999 (the "Purchase Agreement") (the "Excluded Shares")), for a consideration per share (the "Purchase Price") less than the greater of (a) the Market Price (as hereinafter defined) of the Common Stock in effect immediately prior to the issuance, sale or exchange of such shares or (b) the Conversion Price in effect immediately prior to the issuance, sale or exchange of such shares, then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Price in effect immediately prior to the issuance, sale or exchange of such shares shall be reduced to an amount determined by multiplying such Conversion Price by a fraction:

                           (i)    the numerator of which shall be (X) the number
of shares of Common Stock of all classes outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Convertible Preferred Stock, options, warrants, rights or convertible securities having an exercise or conversion price less than such Purchase Price), plus (Y) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the Conversion Price (prior to adjustment), and

                           (ii)   the denominator of which shall be (X) the
number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Convertible Preferred Stock, options, warrants, rights or convertible securities having an exercise or conversion price less than such Purchase Price), plus (Y) the number of such additional shares of Common Stock so issued.

         The "Market Price" of the Common Stock on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc.'s Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use, or if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock that is selected by the Board of Directors of the Company, or, if there is no such professional market maker, such amount as an independent investment banking firm selected by the Board of Directors of the Company determines to be the value of a share of Common Stock.

                  (e) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE SECURITIES. In the event the Corporation shall at any time or from time to time, issue options, warrants or rights to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (other than any options or warrants for Excluded Shares), for a Purchase Price (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the greater of (a) the Market Price in effect immediately prior to the issuance, sale or exchange of such shares or (b) the Conversion Price in effect immediately prior to the issuance of such options or rights or convertible or exchangeable securities, then the Conversion Price in effect immediately prior to the issuance of such options, warrants or rights or securities shall be reduced to an amount determined by multiplying such Conversion Price by a fraction:

                           (i)    the numerator of which shall be (X) the number
of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Convertible Preferred Stock, options, warrants, rights or convertible securities having an exercise or conversion price less than such Purchase Price), plus (Y) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration") would purchase at the Conversion Price prior to adjustment, and

                           (ii)   the denominator of which shall be (X) the
number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Convertible Preferred Stock, options, warrants, rights or convertible securities having an exercise or conversion price less than such Purchase Price), plus (Y) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted.

                  (f) EXPIRATION OR CHANGE IN PRICE. If the consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock, changes at any time (other than as a result of the operation of the antidilution provision of this Section A.7 or the antidilution provisions of certain Warrants issued by the Corporation pursuant to the Purchase Agreement), the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section A.7(d) hereof), at the time initially granted, issued or sold; PROVIDED, that such adjustment of the Conversion Price will be made only as and to the extent that the Conversion Price effective upon such adjustment remains less than or equal to the Conversion Price that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Price shall be made under this Section A.7 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Price shall be disregarded if, as, and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Conversion Price in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Price had the expired or canceled warrants, options, rights or convertible securities not been issued.

                  (g) OTHER ADJUSTMENTS. In case the Company shall, by dividend, distribution or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, other securities, cash or assets (excluding (i) any options, rights or warrants referred to in Section A.7(e), and (ii) any dividend or distribution paid exclusively in cash or in Common Stock), then, at the election of a Majority Interest, either (A) adequate provision shall be made so that holders of Convertible Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the evidence of indebtedness, shares of any class or series of capital stock, securities of any issuer other than the Corporation, cash or assets which they would have received had the Convertible Preferred Stock been converted into Common Stock as to the date referenced for the payment of such distribution (the "Reference Date"), or (B) the Conversion Price shall be reduced so that such price shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this Section A.7(g) by a fraction, the numerator of which shall be the Market Price (determined as provided in Section A.7(d) per share of the Common Stock on the Reference Date less the fair market value (as determined, subject to the last sentence of this Section A.7(g), in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of such number or amount of the evidences of indebtedness, shares of capital stock, securities, cash and assets that is so distributed to a holder of one share of Common Stock, and the denominator shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. Notwithstanding any other provision of this Section A.7(g), if any shares of capital stock distributed to a holder of Common Stock are listed or admitted to trading on any national securities exchange or on the Nasdaq Stock Market, or quoted on any other automated quotation system that may then be in use, for the five consecutive trading days prior to and including the Reference Date, or will be listed or admitted to trading or quoted thereon as of (but not prior to) the Reference Date for the ten consecutive trading days subsequent to and including the Reference Date, then, the Board of Directors, in making its determination of the fair market value of such number of shares of capital stock that are so distributed to a holder of one share of Common Stock, shall make such determination by reference to the Market Price (as determined by reference to Section 7(d)) of such shares of capital stock as of the Reference Date.

                  (h) REORGANIZATION, ETC. If the Common Stock issuable upon the conversion of the Convertible Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section A.7), then and in each such event the holder of each share of Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Convertible Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

                  (i) MERGERS AND OTHER REORGANIZATIONS. Unless such transaction is an Extraordinary Transaction in which the holders of the Convertible Preferred Stock elect redemption or otherwise participate (in which case Section A.5(a)(ii) shall apply and this subsection shall not apply), if at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section A.7) or a merger or consolidation of the Corporation with or into another corporation or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, to the extent permitted by law, as part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of the Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Convertible Preferred Stock the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock would have been entitled in connection with such capital reorganization, merger, consolidation, or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Convertible Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section A.7 (including, without limitation, provisions for adjustment of the applicable Conversion Price and the number of shares purchasable upon conversion of the Convertible Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the conversion of the Convertible Preferred Stock.

                  (j) CALCULATIONS. All calculations under this Section A.7 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

                  (k) CERTIFICATE. Upon the occurrence of each adjustment or readjustment pursuant to this Section A.7, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Price before and after such adjustment or readjustment, and
(iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares of Convertible Preferred Stock.

                  (l) DISPUTES. In the event of a dispute in connection with an adjustment hereunder, the Corporation will cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Corporation) selected by the Corporation to verify such computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Corporation) and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or re-adjustment is based. The Corporation will forthwith mail a copy of each such report to the holders of Convertible Preferred Stock and will, upon the written request at any time of any such holder, furnish to such holder a like report setting forth the Conversion Price at the time in effect and showing in reasonable detail how it was calculated. The Corporation will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any holder of Convertible Preferred Stock or any prospective purchaser of such stock designated by the holder thereof.

                  (m) MULTIPLE ADJUSTMENTS. If any single transaction or event would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be in the amount of the adjustment having the highest absolute value to the holders of the Convertible Preferred Stock.

                  (n) MINIMUM ADJUSTMENT. No adjustment in the Conversion Price shall be required to be made unless and until such adjustment would require a change of at least one percent (1%) of the Conversion Price then in effect; provided, however, that any adjustment that would not be required to be made shall be taken into account and in subsequent adjustment.

         8.       COVENANTS.

                  (a) So long as at least 1,000 shares of Convertible Preferred Stock shall be outstanding, the Corporation shall not, without first having provided written notice of such proposed action to each holder of outstanding shares of Convertible Preferred Stock and having obtained the affirmative vote or written consent of the holders of not less than a Majority Interest, voting as a single class, with each share of Convertible Preferred Stock entitling the holder thereof to one vote per share of Convertible Preferred Stock held by such holder, directly or indirectly (which consent shall not be unreasonably withheld), enter into an agreement with respect to, or effect, or permit, any:

                           (i) merger or consolidation of the Corporation or any
                  of its subsidiaries with any other person or entity, recapitalization, reorganization or other like transaction involving the Corporation or any of its subsidiaries, or liquidation or dissolution of the Corporation or any of its subsidiaries;

                           (ii)sale or transfer of all or substantially all of
                  the Corporation's consolidated properties or assets;

                           (iii) disposition of assets in one or more
                  transactions for consideration in excess of $1,000,000 without the approval of the Board of Directors of the Corporation; or

                           (iv) incurrence of indebtedness for money borrowed,
                  except for borrowings under the Corporation's primary credit agreement of up to $3,000,000.

                  (b) So long as any shares of Convertible Preferred Stock shall be outstanding, the Corporation shall not, without first having provided written notice of such proposed action to each holder of outstanding shares of Convertible Preferred Stock and having obtained the affirmative vote or written consent of the holders of not less than a Majority Interest, voting as a single class, with each share of Convertible Preferred Stock entitling the holder thereof to one vote per share of Convertible Preferred Stock held by such holder, directly or indirectly, enter into an agreement with respect to, or effect, or permit, any:

                           (i) issuance of any equity securities (including
                  Convertible Preferred Stock, except as contemplated by the Purchase Agreement) or any securities exchangeable or convertible into equity securities or measured by earnings or profit of the Corporation or any of its subsidiaries (other than Series C Preferred Stock); provided, that the Corporation or any subsidiary permitted to do so under the Purchase Agreement may issue securities that rank junior to the Convertible Preferred Stock as to liquidation, dividend and redemption rights;

                           (ii) redemption, repurchase or other acquisition for
                  value of any equity security of the Corporation (other than redemption of the Convertible Preferred Stock in accordance with the terms hereof); or

                           (iii) amendment of the Corporation's or any of its
                  subsidiaries' certificate of incorporation, bylaws or other charter documents as in effect on the date of filing of this Certificate of Designations.

                  (c) The prohibition on repurchases contained in Section A.8(b)(i) shall not apply to the repurchase by the Corporation of up to 250,000 shares of Common Stock pursuant to the terms of restrictive agreements under which the Corporation has the option to repurchase such shares from employees, officers, directors, consultants, or other persons performing services for the Corporation or any subsidiary upon the occurrence of certain events.

         Further, the Corporation shall not, by amendment of its Certificate of Incorporation or through any Extraordinary Transaction or other reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this Section A and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Convertible Preferred Stock against impairment. Without limitation of the foregoing, the Corporation shall take such action as shall be necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem Convertible Preferred Stock under the circumstances contemplated by Section A.5(e). Any successor to the Corporation shall agree, as a condition to such succession, to carry out and observe the obligations of the Corporation hereunder with respect to the Convertible Preferred Stock.

         9.       NOTICE.

                  (a) LIQUIDATION EVENTS, EXTRAORDINARY TRANSACTIONS, ETC. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution or who are entitled to vote at a meeting (or by written consent) in connection with any of the transactions identified in clause (ii) hereof, or
(ii) any Liquidation Event (as defined in Section A.4) or any Extraordinary Transaction (as defined in Section A.5), becomes reasonably likely to occur, the Corporation shall mail or cause to be mailed by first class mail (postage prepaid) to each holder of Convertible Preferred Stock at least twenty (20) days prior to such record date specified therein or the expected effective date of any such transaction, whichever is earlier, a notice specifying (A) the date of such record date for the purpose of such dividend or distribution or meeting or consent and a description of such dividend or distribution or the action to be taken at such meeting or by such consent, (B) the date on which any such Liquidation Event, Extraordinary Transaction or public offering is expected to become effective, and (C) the date on which the books of the Corporation shall close or a record shall be taken with respect to any such event.

                  (b) WAIVER OF NOTICE. The holder or holders of not less than a Two Thirds Interest of the outstanding shares of Convertible Preferred Stock may, at any time upon written notice to the Corporation, waive any notice provisions specified herein for the benefit of such holders, and any such waiver shall be binding upon all holders of such securities.

                  (c) GENERAL. In the event that the Corporation provides any notice, report or statement to any holder of Common Stock, the Corporation shall at the same time provide a copy of any such notice, report or statement to each holder of outstanding shares of Convertible Preferred Stock.

         10. NO REISSUANCE OF CONVERTIBLE PREFERRED STOCK. No share or shares of Convertible Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

         11. CONTRACTUAL RIGHTS OF HOLDERS. The various provisions set forth herein for the benefit of the holders of the Convertible Preferred Stock shall be deemed contract rights enforceable by them, including without limitation, one or more actions for specific performance.

         12. NOTICES. Any notice required by any provision of this Section A to be given to the holders of shares of Convertible Preferred Stock shall be deemed given three (3) business days after being deposited in the United States mail, postage pre-paid and registered or certified, and addressed to each holder of record at such holder's address appearing on the stock records of the Company.

B.       SERIES C PREFERRED STOCK

         SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series C Preferred Stock" and the number of shares constituting such series shall be Five Hundred Thousand (500,000). Such number of shares may be increased or decreased by resolution of the board of directors; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than that of the shares then outstanding.

         SECTION 2.  DIVIDENDS AND DISTRIBUTIONS.

         A. The holders of shares of Series C Preferred Stock in preference to the holders of Common Stock shall be entitled to receive, when, as and if declared by the board of directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) Four Dollars ($4.00) value or (ii) subject to the provision for adjustment hereinafter set forth, One Hundred (100) times the aggregate per share amount of all cash dividends, and One Hundred (100) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock par value one cent ($.01) per share, of the corporation (the Common Stock") or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock. In the event the corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         B. The corporation shall declare a dividend or distribution on the Series C Preferred Stock as provided in paragraph (a) of this section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of Four Dollars ($4.00) per share on the Series C Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

         C. Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount not less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The board of directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

         SECTION 3. VOTING RIGHTS. The holders of Series C Preferred Stock shall have the following voting rights:

         A. Subject to the provision for adjustment hereinafter set forth, each share of Series C Preferred Stock shall entitle the holder thereof to One Hundred (100) votes on all matters submitted to a vote of the stockholders of the corporation. In the event the corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common

Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         B. Except as otherwise provided herein or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock shall vote together as one (1) class on all matters submitted to a vote of stockholders of the corporation.

         C. Except as set forth herein, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         SECTION 4.  CERTAIN RESTRICTIONS.

         A. Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the corporation shall not:

                  (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;

                  (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled.

         SECTION 5. REACQUIRED SHARES. Any shares of Series C Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the board of directors, subject to the conditions and restrictions on issuance set forth herein.

         SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received the greater of (y) Sixteen Dollars ($16.00) per share, plus an additional amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or
(z) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to One Hundred (100) times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except distributions made ratably on the Series C Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         SECTION 7. CONSOLIDATION. In case the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or other property, then in any such case the shares of Series C Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to One Hundred (100) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         SECTION 8. AMENDMENT. The Restated Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock, so as to affect them adversely without the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of Series C Preferred Stock, voting together as a single series.

                                                                      APPENDIX B



                    FAIRNESS OPINION OF HANIFEN, IMHOFF, INC.

December [  ], 1999

The Board of Directors
Metretek Technologies, Inc.
1675 Broadway, Suite 2150
Denver, CO  80202

To the Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to Metretek Technologies, Inc., a Delaware corporation ("Metretek" or the "Company"), of the consideration to be received by Metretek pursuant to the Securities Issuance described below. With your consent, however, we are not opining with respect to, nor including within our understanding of the Securities Issuance, any other transactions or contractual arrangements to be entered into or payments to be made by or to Metretek or any other person in connection with that purchase and sale of securities.

We understand that, pursuant to a Securities Purchase Agreement, dated December 9, 1999, (the "Securities Purchase Agreement"), the Company will sell a minimum of 6,000 Units and a maximum of 7,000 Units, in two closings, each Unit consisting of (i) 200 shares of Common Stock; (ii) one share of Series B Preferred Stock, liquidation value $1,000 per share; and (iii) Warrants to purchase 100 shares of Common Stock, at a purchase price of $2,000 per Unit. We understand that the Series B Preferred Stock will have the terms, limitations and relative rights and preferences set forth in the Certificate of Designation included in the Proposed Amendment to Article Fourth of the Company's Restated Certificate and that the Warrants will be in substantially the form of the exhibit attached to the Company's 8-K filed with the SEC on December [ ] 1999.

Hanifen, Imhoff, Inc. ("Hanifen"), as part of its investment banking business, is regularly engaged in the evaluation of capital structures, the valuation of businesses and their securities in connection with the mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, financial restructurings and other financial services. In the ordinary course of our business, Hanifen may trade the securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in those securities. As you are aware, Hanifen did not participate in structuring or negotiating the terms of the Securities Issuance, and has not heretofore provided any investment banking services to the Company or any of its subsidiaries or affiliates.

As you are also aware, Hanifen has been engaged by the Company to provide the opinion contained herein, and will receive a fee for providing such opinion. In addition, we note that we have not been authorized by the Company or its Board of Directors to solicit, nor have we solicited, offers for transaction alternatives to the Securities Issuance, nor have we been asked to advise the Company or its Board as to financial alternatives to the Securities Issuance.

In connection with our opinion, we have reviewed the Securities Purchase Agreement, the Registration Rights Agreement, dated December 9, 1999, and the Warrants, and certain financial and other information that was publicly available or furnished to us by Metretek, including certain internal financial analyses, budgets, forecasts, reports and other information prepared by the Company's management. We have also reviewed the proxy statement of Metretek in substantially the form that will be distributed to the stockholders of Metretek in connection with the Securities Issuance. We have also discussed with representatives of the management of Metretek the business, properties and prospects of the Company and undertaken such other reviews, analyses and inquiries relating to the Company as we deemed appropriate.

In our review and analysis and in rendering the opinion contained herein, we have relied upon, and have not independently verified, the accuracy, completeness and fair presentation of all financial and other information that was provided to us by or on behalf of Metretek or that was publicly available, and such opinion is conditioned upon such information (whether written or oral) being complete, accurate and fair in all material respects. We have not made an independent evaluation or appraisal or conducted a physical inspection of any of the assets of Metretek, nor have we been furnished with any such appraisals. Our opinion is based on economic, monetary, political, market and other conditions existing and which can be evaluated as of the date of this opinion; however, such conditions are subject to rapid and unpredictable change.

In conducting our analysis and arriving at the opinion expressed herein, we have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others: (i) the business and financial aspects of the Securities Issuance; (ii) the historical and current markets for Metretek Common Stock; (iii) the financial impact of the Securities Issuance upon the Company; (iv) certain of the Company's operating and financial information; (v) the Company's Annual Reports to Stockholders and Annual Reports on Form 10-KSB for its last three full fiscal years and its Quarterly Reports on Form 10-QSB filed since the date of its most recent such Form 10-KSB; (vi) the fact that no other potential investors have made a formal investment proposal to the Company (vii) such other information as we deemed to be appropriate. We also conducted such other reviews, analyses and inquiries relating to the Company (in addition to those set forth above) as we considered proper.

With your permission, in rendering such opinion we have also assumed that: (i) the conditions to the consummation of the second closing of the Securities Issuance set forth in the Securities Purchase Agreement will be satisfied; and
(ii) there is not now, and there will not as a result of consummation of the transactions contemplated by the Securities Purchase Agreement be, any default, or event of default, under any indenture, credit agreement or other material instrument to which the Company or any of its subsidiaries or affiliates is a party.

Finally, in rendering the opinion set forth below we note that: (i) the consummation of the Second Closing of the Securities Issuance is conditioned upon the approval of Metretek's stockholders; (ii) the price of the Units to be sold at the Second Closing of the Securities Issuance is subject to market conditions, and any investment at a price other than $2,000 per Unit is subject to separate analysis and judgement as to fairness, from a financial point of view, to the Company by Hanifen; and (iii) we are not opining as to the prices at which any of the securities of the Company may trade upon and following the consummation of the Securities Issuance.

Based upon and subject to the foregoing, and upon such other matters as we consider relevant, it is our opinion as investment bankers that, as of the date hereof, the consideration to be received by Metretek pursuant to the Securities Issuance is fair to Metretek from a financial point of view.

It is understood and agreed that this opinion is provided for the use of the Board of Directors of the Company as one element in such Board's consideration of the Securities Issuance, and does not constitute a recommendation to Metretek or its Board of Directors or to any security holders of Metretek as to how such holders should vote with respect to the Securities Issuance. This letter is not to be used for any other purpose, or otherwise referred to, relied upon or circulated, without our prior written consent. This opinion may be reproduced in full in any proxy statement mailed to holders of Metretek Common Stock in connection with the Securities Issuance but may not otherwise be disclosed publicly in any manner without our prior written approval.

Sincerely,
HANIFEN, IMHOFF INC.

By: William V. Dunn
Principal

PROXY                       METRETEK TECHNOLOGIES, INC.                    PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY __, 2000

The undersigned stockholder of Metretek Technologies, Inc., a Delaware corporation (the "Company"), hereby appoints W. Phillip Marcum and A. Bradley Gabbard, or either of them, with full power and substitution (the "proxies"), as proxy or proxies of the undersigned, to represent the undersigned, and to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares of the Company that the undersigned is entitled to vote, at the Special Meeting of Stockholders of the Company (the "Special Meeting") called to be held on ______, February __, 2000, at 9:00 a.m. at the _________________________, ____________________, Denver, Colorado, and at
any adjournments or postponements thereof, as follows:

1. To approve and ratify the issuance and sale in a private placement of up to 1,400,000 shares of the Company's Common Stock, up to 7,000 shares of the Company's Series B Preferred Stock and Warrants to purchase up to 700,000 shares of the Company's Common Stock, and the issuance of shares of Common Stock upon the conversion of such Series B Preferred Stock and upon the exercise of such Warrants in accordance with their respective terms.

2. To approve the amendment to Article Fourth of the Company's Restated Certificate of Incorporation, as amended, relating to the Company's Preferred Stock.

3.  To approve the amendment to the Company's 1998 Stock Incentive Plan.

4. In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.



The shares represented by this proxy card when properly executed will be voted as specified. If no specification is made, the shares will be voted FOR Items 1, 2 and 3 and in accordance with the discretion of the proxies upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. All proxies previously given are hereby revoked. Receipt of the accompanying Proxy Statement is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                         Date:
                                              ----------------------------------



                                         ---------------------------------------
                                         Signature


                                          --------------------------------------
                                         Additional Signature (if shares are
                                         held jointly)

INSTRUCTIONS: Please sign exactly as your name appears on the label above and return this proxy card promptly in the accompanying envelope. When shares are held by joint tenants, both should sign. When shares are held in the name of a corporation, partnership, limited liability company or other entity, please sign the full entity name by an authorized officer, partner, manager, member or other authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.